UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-02679

DAVIS SERIES, INC.
(Exact name of registrant as specified in charter)

2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Address of principal executive offices)

Lisa J. Cohen
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Name and address of agent for service)

Registrant’s telephone number, including area code: 520-806-7600
Date of fiscal year end: December 31, 2023
Date of reporting period: December 31, 2023

____________________

ITEM 1. REPORT TO STOCKHOLDERS

Davis Opportunity Fund
Davis Financial Fund
Davis Real Estate Fund
Davis Appreciation and Income Fund
Davis Government Bond Fund
Davis Government Money Market Fund
(part of Davis Series, Inc.)
December 31, 2023
ANNUAL REPORT
The Equity Specialists

DAVIS SERIES, INC.

This Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Davis Series, Inc. (the “Funds”) prospectus, which contains more information about investment strategies, risks, charges, and expenses. Please read the prospectus carefully before investing or sending money.
Shares of the Funds  are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.
Portfolio Proxy Voting Policies and Procedures
The Board of Directors has directed Davis Selected Advisers, L.P. (“Adviser”) to vote the Funds' portfolio securities in conformance with the Adviser’s Proxy Voting Policies and Procedures. A description of these policies and procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-279-0279, (ii) on the Fund’s website at www.davisfunds.com, and (iii) on the SEC’s website at www.sec.gov.
In addition, the Funds are required to file Form N-PX, with their complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Funds’ Form N-PX filing is available (i) without charge, upon request, by calling the Funds toll-free at 1-800-279-0279, (ii) on the Funds’ website at www.davisfunds.com, and (iii) on the SEC’s website at www.sec.gov.
Quarterly Schedule of Investments, Form N-MFP, and Monthly Holdings
The Funds file their complete schedule of investments with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Form N-PORT Part F (as of the end of the first and third quarters [excluding Davis Government Money Market Fund]). Davis Government Money Market Fund files its complete schedule of portfolio holdings with the SEC for each month end on Form N-MFP. The Funds’ Forms N-CSR (Annual and Semi-Annual Reports), N-PORT Part F, and Davis Government Money Market Fund’s Form N-MFP are available without charge, upon request, by calling 1-800-279-0279, on the Funds’ website at www.davisfunds.com, and on the SEC’s website at www.sec.gov. Lists of the Funds’ month-end and quarter-end holdings are also available at www.davisfunds.com. They become available on or about the 10th day following each respective time period and remain available on the website until the list is updated for the subsequent period.

DAVIS SERIES, INC.
Shareholder Letter
Dear Fellow Shareholder,
As stewards of our customers’ savings, the management team and Directors of Davis Funds recognize the importance of candid, thorough, and regular communication with our shareholders. In our Annual and Semi-Annual Reports we include all of the required quantitative information such as audited financial statements, detailed footnotes, performance reports, fund holdings, and performance attribution. Also included is a list of positions opened and closed.
In addition, we produce a Manager Commentary for certain funds. In this commentary, we give a more qualitative perspective on fund performance, discuss our thoughts on individual holdings, and share our investment outlook. You may obtain a copy of the current Manager Commentary either on our website, www.davisfunds.com, or by calling 1-800-279-0279.
We are grateful for the trust you have placed in us.
Sincerely,

Christopher C. Davis
President
February 1, 2024

DAVIS SERIES, INC.
DAVIS OPPORTUNITY FUND
Management’s Discussion of Fund Performance
Performance Overview
Davis Opportunity Fund underperformed the Standard & Poor’s 1500® Index (“S&P 1500®” or the “Index”) for the twelve-month period ended December 31, 2023 (the “period”). The Fund’s Class A shares delivered a total return on net asset value of 22.12%, versus a 25.47% return for the S&P 1500®.
Index Overview
S&P 1500®
•Strongest performing sectors1
-Information Technology (+57%), Communication Services (+54%), and Consumer Discretionary (+41%)
•Weakest performing sectors
-Utilities (-8%), Energy (-1%), and Consumer Staples (+1%)
Detractors2 from Performance
•Information Technology - underperformed the Index sector (+46% vs +57%) and underweight (average weighting 10% vs 26%)
-Clear Secure3 (-21%)
•Health Care - underperformed the Index sector (-5% vs +2%) and overweight (average weighting 23% vs 13%)
-Cigna Group (-8%), Quest Diagnostics (-10%), CVS Health (-13%), and Humana (-10%)
•Consumer Discretionary - underperformed the Index sector (+10% vs +41%) and underweight (average weighting 6% vs 11%)
-Delivery Hero (-42%) - largest individual detractor
-JD.com (-48%) and Prosus (-5%)
•Overweight in Financials sector - (average weighting 22% vs 13%)
•Individual holdings - Darling Ingredients (-20%) and Johnson Controls (-8%)
Contributors to Performance
•Industrials - significantly outperformed the Index sector (+51% vs +20%)
-Owens Corning (+77%) - largest individual contributor
-Schneider Electric (+47%), MasterBrand (+97%), Ferguson (+57%), and Eaton (+56%)
•Financials - outperformed the Index sector (+19% vs +12%)
-Capital One Financial (+44%) and Wells Fargo (+23%)
•Communication Services - outperformed the Index sector (+93% vs +54%)
-Meta Platforms (+194%)
•No exposure in Utilities and underweight in Energy (average weighting less than 1% vs 5%) and Consumer Staples (average weighting 2% vs 7%)
•Individual holdings - Amazon.com (+81%) and Intel (+95%)

Davis Opportunity Fund’s investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective. Davis Opportunity Fund’s principal risks are: stock market risk, common stock risk, foreign country risk, headline risk, large-capitalization companies risk, mid- and small-capitalization companies risk, manager risk, depositary receipts risk, emerging market risk, fees and expenses risk, and foreign currency risk. See the prospectus for a full description of each risk.
Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the twelve-month period ended December 31, 2023, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g., trading activity, weighting). Portfolio holding information is as of the end of the twelve-month period, December 31, 2023, unless otherwise noted.
1 The companies included in the Standard & Poor’s 1500® Index are divided into eleven sectors. One or more industry groups make up a sector. For purposes of measuring concentration, the Fund generally classifies companies at the industry group or industry level. See the SAI for additional information regarding the Fund’s concentration policy.
2 A company’s or sector’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.
3 Management's Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

DAVIS SERIES, INC.
DAVIS OPPORTUNITY FUND
Management’s Discussion of Fund Performance - (Continued)
Comparison of a $10,000 investment in Davis Opportunity Fund Class A versus the Standard & Poor's 1500® Index over 10 years for an investment made on December 31, 2013
Average Annual Total Return for periods ended December 31, 2023

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	22.12%	13.16%	9.87%	10.55%	12/01/94	0.93%	0.93%
Class A - with sales charge*	16.32%	12.07%	9.34%	10.38%	12/01/94	0.93%	0.93%
Class C **	20.10%	12.23%	9.17%	7.98%	08/15/97	1.76%	1.75%
Class Y	22.41%	13.42%	10.13%	8.33%	09/18/97	0.68%	0.68%
S&P 1500® Index***	25.47%	15.38%	11.75%	10.56%
The Standard & Poor’s 1500® Index is comprised of the S&P 500®, S&P MidCap 400®, and S&P SmallCap 600® indices, which together represent approximately 90% of U.S. market capitalization. Investments cannot be made directly in the Index.
The performance data quoted in this report represents past performance, assumes that all distributions were reinvested, and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance data quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For most recent month-end performance information, please call Investor Services at 1-800-279-0279 or visit the Fund’s website at www.davisfunds.com.
Davis Opportunity Fund’s performance benefited from IPO purchases in 2014. After purchase, the IPOs rapidly increased in value. The Adviser purchases shares intending to benefit from long-term growth of the underlying company; the rapid appreciation of the IPOs were unusual occurrences.
*Reflects 4.75% front-end sales charge.
**Includes any applicable contingent deferred sales charge. Because Class C shares automatically convert to Class A shares after 8 years, the “10-Year” and “Since Inception” returns for Class C reflect Class A performance for the period after conversion.
***Inception return is from 12/01/94.

DAVIS SERIES, INC.
DAVIS GOVERNMENT BOND FUND
Management’s Discussion of Fund Performance
Performance Overview
Davis Government Bond Fund, after deducting expenses, underperformed the Bloomberg U.S. Government 1-3 Year Bond Index (the “Bloomberg Index”) for the twelve-month period ended December 31, 2023 (the “period”). The Fund’s Class A shares delivered a total return on net asset value of 3.88%, versus a 4.32% return for the Bloomberg Index. The net expense ratio for Class A shares was 1.00% during the period.
The Fund’s investment strategy, under normal circumstances, is to invest exclusively in U.S. Government securities and repurchase agreements, collateralized by U.S. Government securities, with a weighted average maturity of three years or less. The Fund maintained a weighted average life of 2.98 years during the period. The Fund remains almost exclusively invested in mortgage-backed securities. The largest position during the period was in collateralized mortgage obligations (average weighting of 75%). Additionally, the Fund had an average weighting of 5% in repurchase agreements (cash).

Davis Government Bond Fund’s investment objective is current income. There can be no assurance that the Fund will achieve its objective. Davis Government Bond Fund’s principal risks are: U.S. government securities risk, repurchase agreement risk, credit risk, changes in debt rating risk, fees and expenses risk, inflation risk, interest rate risk, extension and prepayment risk, and variable current income risk. See the prospectus for a full description of each risk.
Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the twelve-month period ended December 31, 2023, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g., trading activity, weighting). Portfolio holding information is as of the end of the twelve-month period, December 31, 2023, unless otherwise noted.

DAVIS SERIES, INC.
DAVIS GOVERNMENT BOND FUND
Management’s Discussion of Fund Performance - (Continued)
Comparison of a $10,000 investment in Davis Government Bond Fund Class A versus the Bloomberg
U.S. Government 1-3 Year Bond Index over 10 years for an investment made on December 31, 2013
Average Annual Total Return for periods ended December 31, 2023

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	3.88%	0.35%	0.36%	2.55%	12/01/94	1.41%	1.00%
Class A - with sales charge*	(1.06)%	(0.63)%	(0.12)%	2.38%	12/01/94	1.41%	1.00%
Class C **	2.12%	(0.40)%	(0.26)%	1.83%	08/19/97	2.81%	1.75%
Class Y	4.12%	0.57%	0.65%	2.10%	09/01/98	1.21%	0.75%
Bloomberg U.S. Government 1-3 Year Bond Index***	4.32%	1.28%	1.05%	3.22%
The Bloomberg U.S. Government 1-3 Year Bond Index measures the investment grade, U.S. dollar-denominated, fixed-rate Treasuries and government-related securities. Investments cannot be made directly in the Index.
The performance data quoted in this report represents past performance, assumes that all distributions were reinvested, and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance data quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For most recent month-end performance information, please call Investor Services at 1-800-279-0279 or visit the Fund’s website at www.davisfunds.com.
*Reflects 4.75% front-end sales charge.
**Includes any applicable contingent deferred sales charge. Because Class C shares automatically convert to Class A shares after 8 years, the “10-Year” and “Since Inception” returns for Class C reflect Class A performance for the period after conversion.
***Inception return is from 12/01/94.

DAVIS SERIES, INC.
DAVIS FINANCIAL FUND
Management’s Discussion of Fund Performance
Performance Overview
Davis Financial Fund underperformed the Standard & Poor’s 500® Index (“S&P 500® ” or the “Index”) for the twelve-month period ended December 31, 2023 (the “period”). The Fund’s Class A shares delivered a total return on net asset value of 15.52%, versus a 26.29% return for the S&P 500®. The Fund outperformed the 12.15% return of the S&P 500® Financials Index.
S&P 500®
•Strongest performing sectors1
-Information Technology (+58%), Communication Services (+56%), and Consumer Discretionary (+42%)
•Weakest performing sectors
-Utilities (-7%), Energy (-1%), and Consumer Staples (+1%)
S&P 500® Financials
•Strongest performing industries
-Consumer Finance (+30%), Capital Markets (+16%), and Financial Services (+14%)
•Weakest performing industries
-Insurance (+9%) and Banks (+11%)
Contributors2 to Performance
•Banks - outperformed the Index industry (+16% vs +11%)
-JPMorgan Chase3 (+31%), Wells Fargo (+23%), Danske Bank (+42%), and Fifth Third Bancorp (+10%)
•Financial Services - outperformed the Index industry (+28% vs +14%)
-Rocket Companies (+107%) and Berkshire Hathaway (+16%)
•Consumer Finance - outperformed the Index industry (+40% vs +30%)
-Capital One Financial (+44%) - largest individual contributor
-American Express (+29%)
•Individual holdings - Bank of New York Mellon (+18%) and Loews (+20%)
Detractors from Performance
•Capital Markets - underperformed the Index industry (+7% vs +16%)
-Charles Schwab (-16%)
•Insurance - underperformed the Index industry (+7% vs +9%)
-Ping An Insurance (-28%) - largest individual detractor
•Individual Bank Holdings
-Bank of America (+5%) and Metro Bank Holdings (-68%)
-Bank of America - untimely sales during the period hindered performance
•
Select non-financial holding - Prosus (-5%)

Davis Financial Fund’s investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective. Davis Financial Fund’s principal risks are: stock market risk, common stock risk, financial services risk, credit risk, interest rate sensitivity risk, focused portfolio risk, headline risk, foreign country risk, large-capitalization companies risk, manager risk, depositary receipts risk, fees and expenses risk, foreign currency risk, emerging market risk, and mid- and small-capitalization companies risk. See the prospectus for a full description of each risk.
Davis Financial Fund concentrates its investments in the financial sector, and it may be subject to greater risks than a fund that does not concentrate its investments in a particular sector. The Fund’s investment performance, both positive and negative, is expected to reflect the economic performance of the financial sector more than a fund that does not concentrate its portfolio.
Davis Financial Fund is allowed to focus its investments in fewer companies, and it may be subject to greater risks than a more diversified portfolio that is not allowed to focus its investments in a few companies. Should the portfolio manager determine that it is prudent to focus the Fund’s portfolio in a few companies, the Fund’s investment performance, both positive and negative, is expected to reflect the economic performance of its more focused portfolio.
Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the twelve-month period ended December 31, 2023, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g., trading activity, weighting). Portfolio holding information is as of the end of the twelve-month period, December 31, 2023, unless otherwise noted.
1 The companies included in the Standard & Poor’s 500® Index are divided into eleven sectors. One or more industry groups make up a sector. For purposes of measuring concentration, the Fund generally classifies companies at the industry level. See the SAI for additional information regarding the Fund’s concentration policy.
2 A company’s or industry’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.
3 Management’s Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

DAVIS SERIES, INC.
DAVIS FINANCIAL FUND
Management’s Discussion of Fund Performance - (Continued)
Comparison of a $10,000 investment in Davis Financial Fund Class A versus the Standard & Poor's 500®
Index over 10 years for an investment made on December 31, 2013
Average Annual Total Return for periods ended December 31, 2023

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	15.52%	10.46%	8.63%	10.97%	05/01/91	0.95%	0.95%
Class A - with sales charge*	10.04%	9.39%	8.10%	10.81%	05/01/91	0.95%	0.95%
Class C **	13.61%	9.59%	7.93%	7.03%	08/12/97	1.74%	1.74%
Class Y	15.79%	10.70%	8.86%	8.02%	03/10/97	0.73%	0.73%
S&P 500® Index***	26.29%	15.68%	12.03%	10.23%
The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the Index.
The performance data quoted in this report represents past performance, assumes that all distributions were reinvested, and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance data quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For most recent month-end performance information, please call Investor Services at 1-800-279-0279 or visit the Fund’s website at www.davisfunds.com.
*Reflects 4.75% front-end sales charge.
**Includes any applicable contingent deferred sales charge. Because Class C shares automatically convert to Class A shares after 8 years, the “10-Year” and “Since Inception” returns for Class C reflect Class A performance for the period after conversion.
***Inception return is from 05/01/91.

DAVIS SERIES, INC.
DAVIS APPRECIATION & INCOME FUND
Management’s Discussion of Fund Performance
Performance Overview
Davis Appreciation & Income Fund underperformed the Standard & Poor’s 500® Index (“S&P 500®” or the “Index”) for the twelve-month period ended December 31, 2023 (the “period”). The Fund’s Class A shares delivered a total return on net asset value of 22.98%, versus a 26.29% return for the S&P 500®.
The Fund ended the period with 79% of net assets invested in equities, 16% in fixed-income securities, and 5% in repurchase agreements and cash.
Index Overview
S&P 500®
•Strongest performing sectors1
-Information Technology (+58%), Communication Services (+56%), and Consumer Discretionary (+42%)
•Weakest performing sectors
-Utilities (-7%), Energy (-1%), and Consumer Staples (+1%)
Detractors2 from Performance
•Significantly overweight in Financials (Equities only) - (average weighting 41% vs 13%)
-AIA Group3 (-20%) - largest individual detractor
-Bank of America (-4%) - no longer a Fund holding
•Underweight in Information Technology (average weighting 13% vs 27%), Consumer Discretionary (average weighting 5% vs 10%), and Communication Services (average weighting 6% vs 8%), the three strongest performing Index sectors (Equities only)
•Health Care (Equities only) - underperformed the Index sector (-5% vs +2%)
-Cigna Group (-8%) and Quest Diagnostics (-10%)
•Individual Industrial equity holding - Johnson Controls (-8%)
•In a stronger market, the Fund’s performance was hindered relative to the S&P 500® from its position in fixed-income securities (+5%)
Contributors to Performance
•Financials (Equities only) - outperformed the Index sector (+17% vs +12%)
-Capital One Financial (+44%), Berkshire Hathaway (+15%), and Wells Fargo (+23%)
•Industrials (Equities only) - outperformed the Index sector (+46% vs +18%) and underweight (average weighting 4% vs 8%)
-Owens Corning (+77%)
•No equity exposure in Consumer Staples, Energy, Utilities, or Real Estate and underweight in Health Care (average weighting 10% vs 14%), the five weakest performing sectors of the Index
•Communication Services (Equities only) - outperformed the Index sector (+83% vs +56%)
-Alphabet (+59%) and Meta Platforms (+194%)
•Individual equity holdings from Information Technology and Consumer Discretionary
-Applied Materials (+68%) and Amazon (+81%) - two largest individual contributors
-Intel (+95%) and Microsoft (+58%)

Davis Appreciation & Income Fund’s investment objective is total return through a combination of growth and income. There can be no assurance that the Fund will achieve its objective. Davis Appreciation & Income Fund’s principal risks are: stock market risk, common stock risk, headline risk, large-capitalization companies risk, manager risk, preferred stock risk, bonds and other debt securities risk, interest rate risk, variable current income risk, credit risk, convertible securities risk, changes in debt rating risk, extension and prepayment risk, foreign country risk, depositary receipts risk, fees and expenses risk, mid- and small-capitalization companies risk, and high-yield, high-risk debt securities risk. See the prospectus for a full description of each risk.
Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the twelve-month period ended December 31, 2023, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g., trading activity, weighting). Portfolio holding information is as of the end of the twelve-month period, December 31, 2023, unless otherwise noted.
1 The companies included in the Standard & Poor’s 500® Index are divided into eleven sectors. One or more industry groups make up a sector. For purposes of measuring concentration, the Fund generally classifies companies at the industry group or industry level. See the SAI for additional information regarding the Fund’s concentration policy.
2 A company’s or sector’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.
3 Management’s Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

DAVIS SERIES, INC.
DAVIS APPRECIATION & INCOME FUND
Management’s Discussion of Fund Performance - (Continued)
Comparison of a $10,000 investment in Davis Appreciation & Income Fund Class A versus the
Standard & Poor's 500® Index over 10 years for an investment made on December 31, 2013
Average Annual Total Return for periods ended December 31, 2023

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	22.98%	10.45%	6.15%	8.02%	05/01/92	1.00%	1.00%
Class A - with sales charge*	17.14%	9.39%	5.64%	7.86%	05/01/92	1.00%	1.00%
Class C **	21.05%	9.60%	5.47%	5.80%	08/12/97	1.99%	1.75%
Class Y	23.35%	10.80%	6.45%	7.13%	11/13/96	0.68%	0.68%
S&P 500® Index***	26.29%	15.68%	12.03%	10.18%
The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the Index.
The performance data quoted in this report represents past performance, assumes that all distributions were reinvested, and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance data quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For most recent month-end performance information, please call Investor Services at 1-800-279-0279 or visit the Fund’s website at www.davisfunds.com.
*Reflects 4.75% front-end sales charge.
**Includes any applicable contingent deferred sales charge. Because Class C shares automatically convert to Class A shares after 8 years, the “10-Year” and “Since Inception” returns for Class C reflect Class A performance for the period after conversion.
***Inception return is from 05/01/92.

DAVIS SERIES, INC.
DAVIS REAL ESTATE FUND
Management’s Discussion of Fund Performance
Performance Overview
Davis Real Estate Fund underperformed the Wilshire U.S. Real Estate Securities Index (“Wilshire Index” or the “Index”) for the twelve-month period ended December 31, 2023 (the “period”). The Fund delivered a total return of 10.46%, versus a 16.19% return for the Wilshire Index.
Index Overview
Wilshire Index
•Strongest performing industries1
-Hotels, Restaurants & Leisure (+45%), Specialized REITs (+25%), and Hotel & Resort REITs (+23%)
•Weakest performing industries
-Real Estate Management & Development (-16%), Diversified REITs (-8%), and Office REITs (+1%)
Detractors2 from Performance
•Industrial REITs - underperformed the Index industry (+14% vs +20%) and underweight (average weighting 14% vs 18%)
-Innovative Industrial Properties3 (-9%) - no longer a Fund holding
•Health Care REITs - underperformed the Index industry (+12% vs +20%) and underweight (average weighting 9% vs 11%)
-Healthpeak Properties (-16%) and Community Healthcare Trust (-26%) - two largest individual detractors
-Community Healthcare Trust - new purchase during the year
•Retail REITs - underperformed the Index industry (+11% vs +19%)
-NetSTREIT (-23%) - no longer a Fund holding
•Office REITs - underperformed the Index industry (-1% vs +1%) and overweight (average weighting 16% vs 7%)
-Douglas Emmett (-2%), Alexandria Real Estate Equities (-9%), Highwoods Properties (-10%), and Great Portland Estates (-8%)
•Individual holdings - Crown Castle (-10%) and Camden Property Trust (-8%)
Contributors to Performance
•Residential REITs - outperformed the Index industry (+12% vs +8%)
-Essex Property Trust (+22%) and AvalonBay Communities (+20%)
•No current holdings in weaker performing Diversified REITs
•Overweight in Retail REITs - (average weighting 14% vs 12%)
-Simon Property Group (+29%)
•Individual holdings
-Prologis (+22%) - largest individual contributor
-Welltower (+42%), Digital Realty Trust (+40%), Equinix (+25%), Life Storage (+39%), Boston Properties (+11%), and Public Storage (+14%)
-Life Storage - acquired by Extra Space Storage in July

Davis Real Estate Fund’s investment objective is total return through a combination of growth and income. There can be no assurance that the Fund will achieve its objective. Davis Real Estate Fund’s principal risks are: stock market risk, common stock risk, real estate risk, headline risk, large-capitalization companies risk, manager risk, fees and expenses risk, mid- and small-capitalization companies risk, and variable current income risk. See the prospectus for a full description of each risk.
Davis Real Estate Fund concentrates its investments in the real estate sector, and it may be subject to greater risks than a fund that does not concentrate its investments in a particular sector. The Fund’s investment performance, both positive and negative, is expected to reflect the economic performance of the real estate sector more than a fund that does not concentrate its portfolio.
Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the twelve-month period ended December 31, 2023, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g., trading activity, weighting). Portfolio holding information is as of the end of the twelve-month period, December 31, 2023, unless otherwise noted.
1 The companies included in the Wilshire U.S. Real Estate Securities Index are divided into ten industries.
2 A company’s or industry’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.
3 Management's Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

DAVIS SERIES, INC.
DAVIS REAL ESTATE FUND
Management’s Discussion of Fund Performance - (Continued)
Comparison of a $10,000 investment in Davis Real Estate Fund Class A versus the
Standard & Poor's 500® Index and the Wilshire U.S. Real Estate Securities Index
over 10 years for an investment made on December 31, 2013
Average Annual Total Return for periods ended December 31, 2023

Fund & Benchmark Indices	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	10.46%	5.93%	6.98%	8.57%	01/03/94	1.00%	1.00%
Class A - with sales charge*	5.21%	4.91%	6.47%	8.40%	01/03/94	1.00%	1.00%
Class C **	8.60%	5.07%	6.26%	6.79%	08/13/97	2.00%	1.75%
Class Y	10.75%	6.16%	7.22%	8.09%	11/08/96	0.75%	0.75%
S&P 500® Index***	26.29%	15.68%	12.03%	10.15%
Wilshire U.S. Real Estate Securities Index***	16.19%	7.57%	7.87%	9.37%
The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the Index.
The Wilshire U.S. Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities. It reflects no deduction for fees or expenses. Investments cannot be made directly in the Index.
The performance data quoted in this report represents past performance, assumes that all distributions were reinvested, and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance data quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For most recent month-end performance information, please call Investor Services at 1-800-279-0279 or visit the Fund’s website at www.davisfunds.com.
*Reflects 4.75% front-end sales charge.
**Includes any applicable contingent deferred sales charge. Because Class C shares automatically convert to Class A shares after 8 years, the “10-Year” and “Since Inception” returns for Class C reflect Class A performance for the period after conversion.
***Inception return is from 01/03/94.

DAVIS SERIES, INC.
DAVIS OPPORTUNITY FUND
Fund Overview
December 31, 2023

Portfolio Composition (% of Fund’s 12/31/23 Net Assets)
Common Stock (U.S.)	83.42%
Common Stock (Foreign)	15.43%
Short-Term Investments	1.72%
Other Assets & Liabilities	(0.57)%
100.00%

Industry Weightings (% of 12/31/23 Stock Holdings)
	Fund	S&P 1500®
Capital Goods	23.12%	6.41%
Health Care	23.11%	12.28%
Information Technology	10.96%	27.31%
Banks	10.53%	3.57%
Financial Services	8.75%	7.52%
Media & Entertainment	4.93%	7.16%
Consumer Discretionary Distribution & Retail	4.75%	5.60%
Materials	4.60%	2.77%
Insurance	3.37%	2.21%
Food, Beverage & Tobacco	2.32%	2.83%
Transportation	1.36%	1.84%
Energy	1.01%	3.96%
Consumer Services	0.83%	2.33%
Real Estate Management & Development	0.36%	0.19%
Equity REITs	–	2.78%
Other	–	11.24%
	100.00%	100.00%

Top 10 Long-Term Holdings (% of Fund’s 12/31/23 Net Assets)
Wells Fargo & Co.	Banks	6.59%
Quest Diagnostics Inc.	Health Care Equipment & Services	6.08%
Capital One Financial Corp.	Consumer Finance	5.87%
Viatris Inc.	Pharmaceuticals, Biotechnology & Life Sciences	5.63%
Cigna Group	Health Care Equipment & Services	4.57%
Owens Corning	Capital Goods	4.56%
Teck Resources Ltd., Class B	Materials	4.55%
Schneider Electric SE	Capital Goods	4.03%
UnitedHealth Group Inc.	Health Care Equipment & Services	3.93%
U.S. Bancorp	Banks	3.82%
New Positions Added (01/01/23-12/31/23)
(Highlighted positions are those greater than 1.25% of the Fund’s 12/31/23 net assets)

Security	Industry	Date of 1st Purchase	% of Fund’s 12/31/23 Net Assets
AGCO Corp.	Capital Goods	10/24/23	1.36%
KE Holdings Inc., Class A, ADR	Real Estate Management & Development	11/15/23	0.35%
Tourmaline Oil Corp.	Energy	12/18/23	1.01%
Positions Closed (01/01/23-12/31/23)
(Gains and losses greater than $3,000,000 are highlighted)

Security	Industry	Date of Final Sale	Realized Gain (Loss)
AIA Group Ltd.	Life & Health Insurance	02/10/23	$613,825
Raytheon Technologies Corp.	Capital Goods	01/03/23	2,555,871
Vimeo, Inc.	Media & Entertainment	08/02/23	(5,645,962)

DAVIS SERIES, INC.
DAVIS GOVERNMENT BOND FUND
Fund Overview
December 31, 2023

Portfolio Composition (% of Fund’s 12/31/23 Net Assets)
Fixed Income	90.61%
Short-Term Investments	9.44%
Other Assets & Liabilities	(0.05)%
100.00%

Fixed Income Portfolio Composition (% of 12/31/23 Bond Holdings)
Collateralized Mortgage Obligations	74.28%
Fannie Mae Pools	18.30%
Freddie Mac Pools	3.03%
Ginnie Mae Pools	2.77%
SBA Pools	1.62%
100.00%

Top 10 Fixed Income Holdings (% of Fund’s 12/31/23 Net Assets)
Ginnie Mae, 5.3014% (30 day SOFR + 1.15%), 02/20/71	Collateralized Mortgage Obligations	10.57%
Ginnie Mae, 4.562%, 12/20/71	Collateralized Mortgage Obligations	9.93%
Fannie Mae, 3.57%, 11/01/25, Pool No. BL0533	Fannie Mae Mortgage Pools	8.32%
Ginnie Mae, 5.4192% (30 day SOFR + 0.55%), 02/20/67	Collateralized Mortgage Obligations	7.73%
Ginnie Mae, 2.25%, 03/20/66	Collateralized Mortgage Obligations	7.05%
Fannie Mae, 5.189% (30 day SOFR + 2.36%), 06/01/53, Pool No. BY1543	Fannie Mae Mortgage Pools	5.36%
Ginnie Mae, 6.0072% (1 mo. SOFR + 0.68%), 04/20/62	Collateralized Mortgage Obligations	4.34%
Ginnie Mae, 1.00%, 06/20/51	Collateralized Mortgage Obligations	4.06%
Fannie Mae, 6.2619% (30 day SOFR + 0.92%), 12/25/39	Collateralized Mortgage Obligations	3.26%
Ginnie Mae, 6.0572% (1 mo. SOFR + 0.73%), 09/20/64	Collateralized Mortgage Obligations	2.77%
DAVIS GOVERNMENT MONEY MARKET FUND

Portfolio Composition (% of Fund’s 12/31/23 Net Assets)
Repurchase Agreements	68.25%
Federal Home Loan Bank	15.93%
Federal Farm Credit Bank	5.60%
Freddie Mac	1.47%
Other Assets & Liabilities	8.75%
100.00%

Maturity Diversification (% of 12/31/23 Portfolio Holdings)
0-30 Days	78.43%
31-90 Days	6.51%
91-180 Days	7.98%
181-397 Days	7.08%
100.00%
The maturity dates of floating rate securities used in the Maturity Diversification table are considered to be the effective maturities, based on the reset dates of the securities’ variable rates. See the Fund’s Schedule of Investments for a listing of the floating rate securities.

DAVIS SERIES, INC.
DAVIS FINANCIAL FUND
Fund Overview
December 31, 2023

Portfolio Composition (% of Fund’s 12/31/23 Net Assets)
Common Stock (U.S.)	79.71%
Common Stock (Foreign)	19.59%
Short-Term Investments	0.33%
Other Assets & Liabilities	0.37%
100.00%

Industry Weightings (% of 12/31/23 Stock Holdings)
	Fund	S&P 500®
Banks	46.87%	3.26%
Insurance	15.32%	2.06%
Consumer Finance	14.79%	0.50%
Capital Markets	12.21%	3.00%
Financial Services	8.49%	4.16%
Consumer Discretionary Distribution & Retail	2.32%	5.69%
Information Technology	–	28.86%
Health Care	–	12.62%
Media & Entertainment	–	7.68%
Capital Goods	–	5.75%
Energy	–	3.89%
Food, Beverage & Tobacco	–	2.93%
Materials	–	2.41%
Equity REITs	–	2.36%
Utilities	–	2.34%
Other	–	12.49%
	100.00%	100.00%

Top 10 Long-Term Holdings (% of Fund’s 12/31/23 Net Assets)
Capital One Financial Corp.	Consumer Finance	10.76%
Wells Fargo & Co.	Banks	8.39%
JPMorgan Chase & Co.	Banks	7.20%
Bank of New York Mellon Corp.	Capital Markets	6.12%
Fifth Third Bancorp	Banks	5.84%
Berkshire Hathaway Inc., Class A	Financial Services	5.52%
U.S. Bancorp	Banks	5.50%
Markel Group Inc.	Property & Casualty Insurance	5.24%
Chubb Ltd.	Property & Casualty Insurance	5.11%
PNC Financial Services Group, Inc.	Banks	5.07%

Positions Closed (01/01/23-12/31/23)

Security	Industry	Date of Final Sale	Realized Loss
Greenlight Capital Re, Ltd., Class A	Reinsurance	04/11/23	$(2,434,400)

DAVIS SERIES, INC.
DAVIS APPRECIATION & INCOME FUND
Fund Overview
December 31, 2023

Asset Allocation (% of Fund’s 12/31/23 Net Assets)
Equities	78.79%
Fixed Income	16.08%
Short-Term Investments	4.92%
Other Assets & Liabilities	0.21%
100.00%

Industry Weightings (% of 12/31/23 Stock Holdings)
	Fund	S&P 500®
Financial Services	25.80%	7.66%
Information Technology	17.32%	28.86%
Banks	17.04%	3.26%
Health Care	13.85%	12.62%
Consumer Discretionary Distribution & Retail	6.85%	5.69%
Insurance	6.58%	2.06%
Media & Entertainment	6.57%	7.68%
Capital Goods	5.99%	5.75%
Energy	–	3.89%
Food, Beverage & Tobacco	–	2.93%
Materials	–	2.41%
Equity REITs	–	2.36%
Utilities	–	2.34%
Consumer Services	–	2.17%
Automobiles & Components	–	2.04%
Other	–	8.28%
	100.00%	100.00%

Equity Portfolio Composition (% of Fund’s 12/31/23 Stock Holdings)
Common Stock (U.S.)	88.93%
Common Stock (Foreign)	11.07%
100.00%

Top 10 Equity Holdings (% of Fund’s 12/31/23 Net Assets)
Berkshire Hathaway Inc., Class B	7.92%
Applied Materials, Inc.	6.40%
Capital One Financial Corp.	5.76%
Wells Fargo & Co.	5.48%
Amazon.com, Inc.	5.40%
Quest Diagnostics Inc.	4.64%
Viatris Inc.	4.05%
Intel Corp.	3.29%
Alphabet Inc., Class C	3.13%
Owens Corning	3.03%

Fixed Income Portfolio Composition (% of Fund's 12/31/23 Bond Holdings)
Mortgages	75.44%
Corporate Bonds	20.70%
Municipal Bonds	3.86%
100.00%

Top 5 Fixed Income Holdings (% of Fund’s 12/31/23 Net Assets)
Goldman Sachs Group, Inc., Sr. Notes, 6.1393% (SOFR + 0.81%), 03/09/27	1.57%
Ginnie Mae, 6.50%, 05/20/53, Pool No. MA8881	1.13%
Occidental Petroleum Corp., Sr. Notes, 5.50%, 12/01/25	1.02%
Ginnie Mae, 6.00%, 08/20/34, Series 2023-147	0.93%
Bank, 3.229%, 11/15/50, Series 2017-BNK8, Class A3	0.91%

DAVIS SERIES, INC.
DAVIS APPRECIATION & INCOME FUND
Fund Overview  - (Continued)
December 31, 2023
New Positions Added (Equities & Corporate Bonds only) (01/01/23-12/31/23)

Security	Industry	Date of 1st Purchase	% of Fund’s 12/31/23 Net Assets
AGCO Corp.	Capital Goods	10/24/23	0.91%
Positions Closed (Equities & Corporate Bonds only) (01/01/23-12/31/23)
(Gains and losses greater than $500,000 are highlighted)

Security	Industry	Date of Final Sale	Realized Gain (Loss)
Bank of America Corp.	Banks	12/01/23	$67,914
CVS Health Corp., Sr. Notes, 4.30%, 03/25/28	Health Care Equipment & Services	09/18/23	(182,113)
Dell International LLC EMC Corp., Sr. Notes, 8.10%, 07/15/36	Technology Hardware & Equipment	09/18/23	(594,907)

DAVIS SERIES, INC.
DAVIS REAL ESTATE FUND
Fund Overview
December 31, 2023

Portfolio Composition (% of Fund’s 12/31/23 Net Assets)
Common Stock (U.S.)	97.15%
Common Stock (Foreign)	1.85%
Other Assets & Liabilities	1.00%
100.00%

Industry Weightings (% of 12/31/23 Stock Holdings)
	Fund	Wilshire U.S. Real Estate Securities Index
Specialized REITs	21.42%	23.96%
Office REITs	19.51%	7.44%
Residential REITs	17.88%	19.76%
Retail REITs	15.23%	12.75%
Industrial REITs	12.75%	18.39%
Health Care REITs	10.64%	11.15%
Hotel & Resort REITs	2.57%	3.87%
Diversified REITs	–	1.86%
Hotels, Restaurants & Leisure	–	0.66%
Real Estate Management & Development	–	0.16%
	100.00%	100.00%

Top 10 Long-Term Holdings (% of Fund’s 12/31/23 Net Assets)
Prologis, Inc.	Industrial REITs	6.81%
Alexandria Real Estate Equities, Inc.	Office REITs	4.96%
Cousins Properties, Inc.	Office REITs	4.59%
Brixmor Property Group, Inc.	Retail REITs	4.59%
Simon Property Group, Inc.	Retail REITs	4.46%
Public Storage	Specialized REITs	4.43%
Ventas, Inc.	Health Care REITs	4.11%
Equinix, Inc.	Specialized REITs	3.98%
Digital Realty Trust, Inc.	Specialized REITs	3.85%
Essex Property Trust, Inc.	Residential REITs	3.81%
New Positions Added (01/01/23-12/31/23)
(Highlighted positions are those greater than 2.00% of the Fund’s 12/31/23 net assets)

Security	Industry	Date of 1st Purchase	% of Fund’s 12/31/23 Net Assets
Community Healthcare Trust, Inc.	Health Care REITs	01/06/23	1.63%
Regency Centers Corp.	Retail REITs	06/07/23	2.24%
SL Green Realty Corp.	Office REITs	09/20/23	1.06%
Positions Closed (01/01/23-12/31/23)
(Gains and losses greater than $800,000 are highlighted)

Security	Industry	Date of Final Sale	Realized Gain (Loss)
Americold Realty Trust, Inc.	Industrial REITs	01/06/23	$(66,012)
Host Hotels & Resorts Inc.	Hotel & Resort REITs	01/17/23	563,940
Innovative Industrial Properties, Inc.	Industrial REITs	01/19/23	(1,638,553)
NetSTREIT Corp.	Retail REITs	10/26/23	(864,819)
Radius Global Infrastructure, Inc., Class A	Integrated Telecommunication Services	03/03/23	220,611
STORE Capital Corp.	Diversified REITs	01/03/23	(96,973)

DAVIS SERIES, INC.
Expense Example
As a shareholder of each Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchases and contingent deferred sales charges on redemptions; and (2) ongoing costs, including advisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated which for each class is for the six-month period ended December 31, 2023.
Actual Expenses
The information represented in the row entitled “Actual” provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.
Hypothetical Example for Comparison Purposes
The information represented in the row entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the information in the row entitled “Hypothetical” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

DAVIS SERIES, INC.
Expense Example - (Continued)

	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)	Expenses Paid During Period* (07/01/23-12/31/23)

Davis Opportunity Fund
Class A (annualized expense ratio 0.93%**)
Actual	$1,000.00	$1,097.40	$4.92
Hypothetical	$1,000.00	$1,020.52	$4.74
Class C (annualized expense ratio 1.75%**)
Actual	$1,000.00	$1,092.63	$9.23
Hypothetical	$1,000.00	$1,016.38	$8.89
Class Y (annualized expense ratio 0.68%**)
Actual	$1,000.00	$1,098.63	$3.60
Hypothetical	$1,000.00	$1,021.78	$3.47

Davis Government Bond Fund
Class A (annualized expense ratio 1.00%**)
Actual	$1,000.00	$1,024.26	$5.10
Hypothetical	$1,000.00	$1,020.16	$5.09
Class C (annualized expense ratio 1.75%**)
Actual	$1,000.00	$1,020.38	$8.91
Hypothetical	$1,000.00	$1,016.38	$8.89
Class Y (annualized expense ratio 0.75%**)
Actual	$1,000.00	$1,025.46	$3.83
Hypothetical	$1,000.00	$1,021.42	$3.82

Davis Government Money Market Fund
Class A, C, and Y (annualized expense ratio 0.69%**)
Actual	$1,000.00	$1,023.40	$3.52
Hypothetical	$1,000.00	$1,021.73	$3.52

Davis Financial Fund
Class A (annualized expense ratio 0.95%**)
Actual	$1,000.00	$1,145.39	$5.14
Hypothetical	$1,000.00	$1,020.42	$4.84
Class C (annualized expense ratio 1.74%**)
Actual	$1,000.00	$1,140.89	$9.39
Hypothetical	$1,000.00	$1,016.43	$8.84
Class Y (annualized expense ratio 0.72%**)
Actual	$1,000.00	$1,146.81	$3.90
Hypothetical	$1,000.00	$1,021.58	$3.67

Davis Appreciation & Income Fund
Class A (annualized expense ratio 0.99%**)
Actual	$1,000.00	$1,096.59	$5.23
Hypothetical	$1,000.00	$1,020.21	$5.04
Class C (annualized expense ratio 1.75%**)
Actual	$1,000.00	$1,092.43	$9.23
Hypothetical	$1,000.00	$1,016.38	$8.89
Class Y (annualized expense ratio 0.68%**)
Actual	$1,000.00	$1,098.28	$3.60
Hypothetical	$1,000.00	$1,021.78	$3.47

Davis Real Estate Fund
Class A (annualized expense ratio 1.00%**)
Actual	$1,000.00	$1,078.82	$5.24
Hypothetical	$1,000.00	$1,020.16	$5.09
Class C (annualized expense ratio 1.75%**)
Actual	$1,000.00	$1,074.58	$9.15
Hypothetical	$1,000.00	$1,016.38	$8.89
Class Y (annualized expense ratio 0.75%**)
Actual	$1,000.00	$1,080.24	$3.93
Hypothetical	$1,000.00	$1,021.42	$3.82
Hypothetical assumes 5% annual return before expenses.
*Expenses are equal to each Class's annualized operating expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**The expense ratios reflect the impact, if any, of certain reimbursements and/or waivers from the Adviser.

DAVIS SERIES, INC.
DAVIS OPPORTUNITY FUND
Schedule of Investments
December 31, 2023

	Shares	Value (Note 1)
COMMON STOCK – (98.85%)
COMMUNICATION SERVICES – (4.87%)
Media & Entertainment – (4.87%)
Alphabet Inc., Class C *	55,290	$7,792,020
ASAC II L.P. *(a)(b)(c)	116,129	122,226
IAC Inc. *	81,680	4,278,398
Meta Platforms, Inc., Class A *	38,623	13,670,997
Total Communication Services		25,863,641
CONSUMER DISCRETIONARY – (5.51%)
Consumer Discretionary Distribution & Retail – (4.69%)
Alibaba Group Holding Ltd., ADR (China)	10,040	778,200
Amazon.com, Inc. *	106,340	16,157,300
JD.com, Inc., Class A, ADR (China)	76,680	2,215,285
Prosus N.V., Class N (Netherlands)	193,090	5,752,170
		24,902,955
Consumer Services – (0.82%)
Delivery Hero SE (Germany) *	157,270	4,342,192
Total Consumer Discretionary		29,245,147
CONSUMER STAPLES – (2.29%)
Food, Beverage & Tobacco – (2.29%)
Darling Ingredients Inc. *	244,256	12,173,719
Total Consumer Staples		12,173,719
ENERGY – (1.01%)
Tourmaline Oil Corp. (Canada)	118,500	5,329,169
Total Energy		5,329,169
FINANCIALS – (22.39%)
Banks – (10.41%)
U.S. Bancorp	468,210	20,264,129
Wells Fargo & Co.	710,851	34,988,086
		55,252,215
Financial Services – (8.65%)
Consumer Finance – (5.87%)
Capital One Financial Corp.	237,620	31,156,735
Financial Services – (2.78%)
Berkshire Hathaway Inc., Class B *	41,373	14,756,094
		45,912,829
Insurance – (3.33%)
Property & Casualty Insurance – (3.33%)
Markel Group Inc. *	12,466	17,700,473
Total Financials		118,865,517
HEALTH CARE – (22.84%)
Health Care Equipment & Services – (17.21%)
Cigna Group	81,072	24,277,010
CVS Health Corp.	81,829	6,461,218
Humana Inc.	16,395	7,505,795
Quest Diagnostics Inc.	233,941	32,255,785
UnitedHealth Group Inc.	39,610	20,853,477
		91,353,285
Pharmaceuticals, Biotechnology & Life Sciences – (5.63%)
Viatris Inc.	2,758,960	29,879,537
Total Health Care		121,232,822
INDUSTRIALS – (24.21%)
Capital Goods – (22.86%)
AGCO Corp.	59,610	7,237,250
Carrier Global Corp.	197,726	11,359,359
Eaton Corp. plc	50,437	12,146,238
Ferguson plc	60,325	11,599,350
Johnson Controls International plc	185,152	10,672,161
MasterBrand, Inc. *	721,920	10,720,512
Owens Corning	163,180	24,188,171
	Shares	Value (Note 1)
COMMON STOCK – (CONTINUED)
INDUSTRIALS – (CONTINUED)
Capital Goods – (Continued)
Schneider Electric SE (France)	106,520	$21,376,014
WESCO International, Inc.	69,060	12,008,153
		121,307,208
Transportation – (1.35%)
DiDi Global Inc., Class A, ADS (China) *	1,814,448	7,167,070
Total Industrials		128,474,278
INFORMATION TECHNOLOGY – (10.83%)
Semiconductors & Semiconductor Equipment – (6.53%)
Applied Materials, Inc.	75,720	12,271,940
Intel Corp.	278,420	13,990,605
Texas Instruments Inc.	49,422	8,424,474
		34,687,019
Software & Services – (3.90%)
Clear Secure, Inc., Class A	107,450	2,218,843
Microsoft Corp.	16,129	6,065,149
Oracle Corp.	52,950	5,582,518
SAP SE, ADR (Germany)	44,185	6,830,559
		20,697,069
Technology Hardware & Equipment – (0.40%)
Samsung Electronics Co., Ltd. (South Korea)	34,460	2,100,404
Total Information Technology		57,484,492
MATERIALS – (4.55%)
Teck Resources Ltd., Class B (Canada)	571,140	24,142,088
Total Materials		24,142,088
REAL ESTATE – (0.35%)
Real Estate Management & Development – (0.35%)
KE Holdings Inc., Class A, ADR (China) *	115,370	1,870,147
Total Real Estate		1,870,147
TOTAL COMMON STOCK – (Identified cost $336,866,044)		524,681,020

	Principal	Value (Note 1)
SHORT-TERM INVESTMENTS – (1.72%)
Nomura Securities International, Inc. Joint Repurchase Agreement, 5.31%, 01/02/24 (d)	$4,285,000	$4,285,000
StoneX Financial Inc. Joint Repurchase Agreement, 5.31%, 01/02/24 (e)	4,864,000	4,864,000
TOTAL SHORT-TERM INVESTMENTS – (Identified cost $9,149,000)		9,149,000
Total Investments – (100.57%) – (Identified cost $346,015,044)		533,830,020
Liabilities Less Other Assets – (0.57%)		(3,020,249)
Net Assets – (100.00%)		$530,809,771

ADR:	American Depositary Receipt
ADS:	American Depositary Share

*	Non-income producing security.
(a)	Restricted Security – See Note 6 of the Notes to Financial Statements.
(b)	The value of this security was determined using significant unobservable inputs. See Note 1 of the Notes to Financial Statements.
(c)	Limited partnership units.

DAVIS SERIES, INC.
DAVIS OPPORTUNITY FUND
Schedule of Investments - (Continued)
December 31, 2023
(d)	Dated 12/29/23, repurchase value of $4,287,528 (collateralized by: U.S. Government agency mortgage in a pooled cash account, 3.50%, 07/01/52, total market value $4,370,700).	See Notes to Financial Statements
(e)
Dated 12/29/23, repurchase value of $4,866,870 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-10.00%, 01/15/24-09/20/73, total market value
$4,961,280).

DAVIS SERIES, INC.
DAVIS GOVERNMENT BOND FUND
Schedule of Investments
December 31, 2023

	Principal	Value (Note 1)
MORTGAGES – (90.61%)
COLLATERALIZED MORTGAGE OBLIGATIONS – (67.31%)
Fannie Mae
5.8019% (30 day SOFR + 0.46%), 07/25/37 (a)	$9,451	$9,129
3.50%, 01/25/39	36,295	35,970
6.2619% (30 day SOFR + 0.92%), 12/25/39 (a)	586,722	575,550
5.8519% (30 day SOFR + 0.51%), 09/25/40 (a)	203,601	199,184
3.00%, 04/25/41	122,478	119,296
2.00%, 12/25/42	227,172	199,590
2.50%, 04/25/43	362,410	341,910
2.50%, 07/25/47	149,567	128,709
Freddie Mac
4.00%, 06/15/26	27,137	26,842
2.00%, 06/15/28	130,109	126,033
2.50%, 01/15/29	79,338	76,510
5.9529% (30 day SOFR + 0.61%), 08/15/40 (a)	71,140	69,707
5.8029% (30 day SOFR + 0.46%), 09/15/43 (a)	146,456	141,141
Ginnie Mae
5.3281%, 06/20/31	68,785	68,485
4.00%, 09/20/39	19,125	18,693
1.00%, 12/20/42	53,787	44,371
3.50%, 03/16/47	16,027	15,794
2.40%, 10/16/50	299,097	256,602
1.00%, 06/20/51	932,752	716,987
2.60%, 03/16/52	107,064	93,931
2.70%, 06/16/58	485,491	444,600
6.0072% (1 mo. SOFR + 0.68%), 04/20/62 (a)	763,383	764,655
6.0572% (1 mo. SOFR + 0.73%), 09/20/64 (a)	489,351	488,241
2.25%, 07/20/65	386,316	372,651
2.25%, 03/20/66	1,297,729	1,244,313
5.4192% (30 day SOFR + 0.55%), 02/20/67 (a)	1,381,849	1,364,271
2.25%, 08/20/69	327,207	313,746
5.3014% (30 day SOFR + 1.15%), 02/20/71 (a)	1,855,245	1,864,976
4.562%, 12/20/71	1,798,955	1,751,042
Total Collateralized Mortgage Obligations		11,872,929
FANNIE MAE POOLS – (16.58%)
3.57%, 11/01/25, Pool No. BL0533	1,500,000	1,466,989
4.00%, 05/01/29, Pool No. AL7358	136,987	135,759
2.00%, 08/01/30, Pool No. AX9709	154,025	144,322
3.50%, 03/01/32, Pool No. MA1010	217,303	212,339
6.50%, 07/01/32, Pool No. 635069	2,810	2,803
6.00%, 09/01/37, Pool No. 888796	17,927	17,820
5.189% (30 day SOFR + 2.36%), 06/01/53, Pool No. BY1543 (a)	944,383	945,469
Total Fannie Mae Pools		2,925,501
	Principal	Value (Note 1)
MORTGAGES – (CONTINUED)
FREDDIE MAC POOLS – (2.75%)
3.00%, 09/01/27, Pool No. U70063	$123,234	$116,427
2.50%, 09/01/31, Pool No. G18611	390,279	368,180
Total Freddie Mac Pools		484,607
GINNIE MAE POOLS – (2.50%)
5.052%, 12/20/61, Pool No. 756740	772	778
4.526%, 04/20/70, Pool No. BT6816	448,974	440,979
Total Ginnie Mae Pools		441,757
SBA POOLS – (1.47%)
7.825% (Prime Rate – 0.675%), 09/25/30, Pool No. 510685 (a)	106,482	108,518
8.825% (Prime Rate + 0.325%), 05/25/32, Pool No. 510690 (a)	141,544	150,541
Total SBA Pools		259,059
TOTAL MORTGAGES – (Identified cost $16,744,641)		15,983,853
SHORT-TERM INVESTMENTS – (9.44%)
Nomura Securities International, Inc. Joint Repurchase Agreement, 5.31%, 01/02/24 (b)	780,000	780,000
StoneX Financial Inc. Joint Repurchase Agreement, 5.31%, 01/02/24 (c)	886,000	886,000
TOTAL SHORT-TERM INVESTMENTS – (Identified cost $1,666,000)		1,666,000
Total Investments – (100.05%) – (Identified cost $18,410,641)		17,649,853
Liabilities Less Other Assets – (0.05%)		(9,217)
Net Assets – (100.00%)		$17,640,636

SOFR:	Secured Overnight Financing Rate

(a)	The interest rates on floating rate securities, shown as of December 31, 2023, may change daily or less frequently and are based on a published reference rate and basis point spread.
(b)	Dated 12/29/23, repurchase value of $780,460 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.50%- 6.50%, 01/01/49-03/01/53, total market value $795,600).
(c)
Dated 12/29/23, repurchase value of $886,523 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-10.00%, 01/15/24-09/20/73, total market value
$903,720).

See Notes to Financial Statements

DAVIS SERIES, INC.
DAVIS GOVERNMENT MONEY MARKET FUND
Schedule of Investments
December 31, 2023

	Principal	Value (Note 1)
FEDERAL FARM CREDIT BANK – (5.60%)
2.625%, 05/16/24	$4,950,000	$4,901,221
1.95%, 06/13/24	100,000	98,484
0.45%, 07/23/24	500,000	486,630
TOTAL FEDERAL FARM CREDIT BANK – (Identified cost $5,486,335)		5,486,335

FEDERAL HOME LOAN BANK – (15.93%)
Discount Note, 4.7171%, 01/12/24 (a)	1,000,000	998,390
Discount Note, 4.9779%, 02/09/24 (a)	2,000,000	1,989,643
Discount Note, 5.4946%, 09/26/24 (a)	5,000,000	4,806,096
5.44% (SOFR + 0.04%), 01/17/24 (b)	250,000	249,997
4.90%, 02/07/24	2,000,000	2,000,000
5.25%, 03/06/24	1,825,000	1,824,241
5.52% (SOFR + 0.12%), 03/06/24 (b)	2,000,000	2,000,000
5.35%, 05/20/24	350,000	349,973
5.25%, 06/14/24	340,000	339,687
0.82%, 06/28/24	850,000	831,513
5.375%, 08/15/24	200,000	199,938
TOTAL FEDERAL HOME LOAN BANK – (Identified cost $15,589,478)		15,589,478

FREDDIE MAC – (1.47%)
3.06%, 05/29/24	1,450,000	1,435,686
TOTAL FREDDIE MAC – (Identified cost $1,435,686)		1,435,686

	Principal	Value (Note 1)
REPURCHASE AGREEMENTS – (68.25%)
Nomura Securities International, Inc. Joint Repurchase Agreement, 5.31%, 01/02/24 (c)	$31,285,000	$31,285,000
StoneX Financial Inc. Joint Repurchase Agreement, 5.31%, 01/02/24 (d)	35,507,000	35,507,000
TOTAL REPURCHASE AGREEMENTS – (Identified cost $66,792,000)		66,792,000
Total Investments – (91.25%) – (Identified cost $89,303,499)		89,303,499
Other Assets Less Liabilities – (8.75%)		8,565,441
Net Assets – (100.00%)		$97,868,940

SOFR:	Secured Overnight Financing Rate

(a)	Zero coupon bonds reflect the effective yield on the date of purchase.
(b)
The interest rates on floating rate securities, shown as of December 31,
2023, may change daily or less frequently and are based on a published reference rate and basis point spread. For purposes of amortized cost valuation, the maturity dates of these securities are considered to be the effective maturities, based on the reset dates of the securities’ variable rates.

(c)	Dated 12/29/23, repurchase value of $31,303,458 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.50%- 7.00%, 02/20/34-08/20/62, total market value $31,910,700).
(d)
Dated 12/29/23, repurchase value of $35,527,949 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-10.00%, 01/15/24-09/20/73, total market value
$36,217,140).

See Notes to Financial Statements

DAVIS SERIES, INC.
DAVIS FINANCIAL FUND
Schedule of Investments
December 31, 2023

	Shares	Value (Note 1)
COMMON STOCK – (99.30%)
CONSUMER DISCRETIONARY – (2.31%)
Consumer Discretionary Distribution & Retail – (2.31%)
Prosus N.V., Class N (Netherlands)	624,905	$18,615,980
Total Consumer Discretionary		18,615,980
FINANCIALS – (96.99%)
Banks – (46.54%)
Bank of America Corp.	641,120	21,586,510
Bank of N.T. Butterfield & Son Ltd. (Bermuda)	333,422	10,672,838
Danske Bank A/S (Denmark)	1,229,220	32,838,907
DBS Group Holdings Ltd. (Singapore)	1,304,034	33,012,143
DNB Bank ASA (Norway)	778,916	16,559,795
Fifth Third Bancorp	1,364,350	47,056,432
JPMorgan Chase & Co.	341,404	58,072,820
Metro Bank Holdings PLC (United Kingdom) *	5,551,905	2,618,393
PNC Financial Services Group, Inc.	263,946	40,872,038
U.S. Bancorp	1,025,388	44,378,793
Wells Fargo & Co.	1,373,669	67,611,988
		375,280,657
Financial Services – (35.24%)
Capital Markets – (12.12%)
Bank of New York Mellon Corp.	948,471	49,367,916
Charles Schwab Corp.	149,848	10,309,542
Julius Baer Group Ltd. (Switzerland)	679,094	38,070,605
		97,748,063
Consumer Finance – (14.69%)
American Express Co.	169,272	31,711,416
Capital One Financial Corp.	661,241	86,701,920
		118,413,336
Financial Services – (8.43%)
Berkshire Hathaway Inc., Class A *	82	44,495,252
Rocket Companies, Inc., Class A *	1,620,399	23,463,378
		67,958,630
		284,120,029
Insurance – (15.21%)
Life & Health Insurance – (0.70%)
Ping An Insurance (Group) Co. of China, Ltd. - H (China)	1,239,300	5,610,457
Property & Casualty Insurance – (13.49%)
Chubb Ltd.	182,268	41,192,568
Loews Corp.	364,016	25,331,873
Markel Group Inc. *	29,741	42,229,246
		108,753,687
	Shares	Value (Note 1)
COMMON STOCK – (CONTINUED)
FINANCIALS – (CONTINUED)
Insurance – (Continued)
Reinsurance – (1.02%)
Everest Group, Ltd.	23,381	$8,267,054
		122,631,198
Total Financials		782,031,884
TOTAL COMMON STOCK – (Identified cost $469,350,493)		800,647,864

	Principal	Value (Note 1)
SHORT-TERM INVESTMENTS – (0.33%)
Nomura Securities International, Inc. Joint Repurchase Agreement, 5.31%, 01/02/24 (a)	$1,273,000	$1,273,000
StoneX Financial Inc. Joint Repurchase Agreement, 5.31%, 01/02/24 (b)	1,445,000	1,445,000
TOTAL SHORT-TERM INVESTMENTS – (Identified cost $2,718,000)		2,718,000
Total Investments – (99.63%) – (Identified cost $472,068,493)		803,365,864
Other Assets Less Liabilities – (0.37%)		2,944,421
Net Assets – (100.00%)		$806,310,285

*	Non-income producing security.
(a)	Dated 12/29/23, repurchase value of $1,273,751 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.50%- 3.50%, 01/01/51-06/01/52, total market value $1,298,460).
(b)
Dated 12/29/23, repurchase value of $1,445,853 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-10.00%, 01/15/24-09/20/73, total market value
$1,473,900).

See Notes to Financial Statements

DAVIS SERIES, INC.
DAVIS APPRECIATION & INCOME FUND
Schedule of Investments
December 31, 2023

	Shares	Value (Note 1)
COMMON STOCK – (78.79%)
COMMUNICATION SERVICES – (5.17%)
Media & Entertainment – (5.17%)
Alphabet Inc., Class C *	48,920	$6,894,296
Meta Platforms, Inc., Class A *	12,722	4,503,079
Total Communication Services		11,397,375
CONSUMER DISCRETIONARY – (5.40%)
Consumer Discretionary Distribution & Retail – (5.40%)
Amazon.com, Inc. *	78,270	11,892,344
Total Consumer Discretionary		11,892,344
FINANCIALS – (38.93%)
Banks – (13.42%)
Danske Bank A/S (Denmark)	192,500	5,142,684
DBS Group Holdings Ltd. (Singapore)	208,925	5,289,020
JPMorgan Chase & Co.	33,233	5,652,933
U.S. Bancorp	32,635	1,412,443
Wells Fargo & Co.	245,548	12,085,872
		29,582,952
Financial Services – (20.33%)
Capital Markets – (5.66%)
Bank of New York Mellon Corp.	118,600	6,173,130
Julius Baer Group Ltd. (Switzerland)	112,410	6,301,803
		12,474,933
Consumer Finance – (6.75%)
American Express Co.	11,565	2,166,587
Capital One Financial Corp.	96,831	12,696,481
		14,863,068
Financial Services – (7.92%)
Berkshire Hathaway Inc., Class B *	48,926	17,449,947
		44,787,948
Insurance – (5.18%)
Life & Health Insurance – (1.12%)
AIA Group Ltd. (Hong Kong)	284,360	2,478,158
Property & Casualty Insurance – (4.06%)
Chubb Ltd.	22,955	5,187,830
Markel Group Inc. *	2,640	3,748,536
		8,936,366
		11,414,524
Total Financials		85,785,424
HEALTH CARE – (10.92%)
Health Care Equipment & Services – (6.87%)
Cigna Group	16,380	4,904,991
Quest Diagnostics Inc.	74,140	10,222,423
		15,127,414
Pharmaceuticals, Biotechnology & Life Sciences – (4.05%)
Viatris Inc.	823,600	8,919,588
Total Health Care		24,047,002
INDUSTRIALS – (4.72%)
Capital Goods – (4.72%)
AGCO Corp.	16,500	2,003,265
Johnson Controls International plc	29,977	1,727,874
Owens Corning	45,020	6,673,315
Total Industrials		10,404,454
INFORMATION TECHNOLOGY – (13.65%)
Semiconductors & Semiconductor Equipment – (11.74%)
Applied Materials, Inc.	87,038	14,106,249
Intel Corp.	144,340	7,253,085
Texas Instruments Inc.	26,473	4,512,587
		25,871,921
	Shares	Value (Note 1)
COMMON STOCK – (CONTINUED)
INFORMATION TECHNOLOGY – (CONTINUED)
Software & Services – (1.91%)
Microsoft Corp.	11,161	$4,196,983
Total Information Technology		30,068,904
TOTAL COMMON STOCK – (Identified cost $116,226,288)		173,595,503

	Principal	Value (Note 1)
CORPORATE BONDS – (3.33%)
ENERGY – (1.02%)
Occidental Petroleum Corp., Sr. Notes, 5.50%, 12/01/25	$2,250,000	$2,250,947
Total Energy		2,250,947
FINANCIALS – (1.57%)
Financial Services – (1.57%)
Capital Markets – (1.57%)
Goldman Sachs Group, Inc., Sr. Notes, 6.1393% (SOFR + 0.81%), 03/09/27 (a)	3,500,000	3,449,776
Total Financials		3,449,776
HEALTH CARE – (0.74%)
Pharmaceuticals, Biotechnology & Life Sciences – (0.74%)
Viatris Inc., Sr. Notes, 2.70%, 06/22/30	1,925,000	1,630,701
Total Health Care		1,630,701
TOTAL CORPORATE BONDS – (Identified cost $7,732,632)		7,331,424
MORTGAGES – (12.13%)
Bank, 3.229%, 11/15/50, Series 2017-BNK8, Class A3	2,152,219	2,007,277
Brean Asset Backed Securities Trust
1.75%, 10/25/61, Series 2021-RM2, Class A, 144A (b)	558,933	502,023
1.75%, 02/25/62, Series 2022-RM3, Class A, 144A (b)	1,049,105	918,792
1.40%, 10/25/63, Series 2021-RM1, Class A, 144A (b)	1,801,683	1,555,443
Fannie Mae
4.50%, 10/01/33, Pool No. AL8809	634,120	641,938
5.39%, 05/01/53, Pool No. BM7225	1,872,252	1,880,623
Freddie Mac
2.00%, 10/25/40	359,481	336,361
5.00%, 06/01/44, Pool No. G60660	880,339	900,677
Ginnie Mae
6.00%, 08/20/34, Series 2023-147	1,977,940	2,035,911
6.00%, 07/20/37, Series 2023-111	1,946,823	1,945,177
6.50%, 05/20/53, Pool No. MA8881	2,432,319	2,492,871
6.00%, 10/20/59, Series 2023-136	1,889,695	1,924,073
7.00%, 12/20/62, Series 2022-207	1,214,733	1,271,189
6.39% (1 mo. SOFR + 1.36%), 09/20/70, Series 2020-H16 (a)	1,215,377	1,241,295
4.678%, 08/20/73, Pool No. 786935	1,578,667	1,525,470
4.064%, 09/20/73, Pool No. 787068	1,429,527	1,345,765
Morgan Stanley BAML Trust, 3.246%, 12/15/47, Series 2014-C19, Class A3	2,042,408	2,005,001
SBA, 6.10% (Prime Rate – 2.40%), 01/25/33, Pool No. 530303 (a)	1,677,319	1,690,184
SBA , 6.10% (Prime Rate – 2.40%), 01/25/33, Pool No. 530285 (a)	498,851	501,330
TOTAL MORTGAGES – (Identified cost $26,861,985)		26,721,400

DAVIS SERIES, INC.
DAVIS APPRECIATION & INCOME FUND
Schedule of Investments - (Continued)
December 31, 2023
	Principal	Value (Note 1)
MUNICIPAL BONDS – (0.62%)
American Eagle Northwest, LLC, Washington Military Housing Revenue Taxable Bonds, Series 2005-A, 5.48%, 12/15/28	$1,375,000	$1,365,558
TOTAL MUNICIPAL BONDS – (Identified cost $1,488,824)		1,365,558
SHORT-TERM INVESTMENTS – (4.92%)
Nomura Securities International, Inc. Joint Repurchase Agreement, 5.31%, 01/02/24 (c)	5,083,000	5,083,000
StoneX Financial Inc. Joint Repurchase Agreement, 5.31%, 01/02/24 (d)	5,768,000	5,768,000
TOTAL SHORT-TERM INVESTMENTS – (Identified cost $10,851,000)		10,851,000
Total Investments – (99.79%) – (Identified cost $163,160,729)		219,864,885
Other Assets Less Liabilities – (0.21%)		472,921
Net Assets – (100.00%)		$220,337,806

SOFR:	Secured Overnight Financing Rate

*	Non-income producing security.
(a)	The interest rates on floating rate securities, shown as of December 31, 2023, may change daily or less frequently and are based on a published reference rate and basis point spread.
(b)
These securities are subject to Rule 144A. The Pricing Committee of the
Fund has determined that there is sufficient liquidity in these securities to realize current valuations. These securities amounted to $2,976,258 or
1.36% of the Fund’s net assets as of December 31, 2023.

(c)	Dated 12/29/23, repurchase value of $5,085,999 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.50%- 5.74%, 05/01/37-01/15/59, total market value $5,184,660).
(d)
Dated 12/29/23, repurchase value of $5,771,403 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-10.00%, 01/15/24-09/20/73, total market value
$5,883,360).

See Notes to Financial Statements

DAVIS SERIES, INC.
DAVIS REAL ESTATE FUND
Schedule of Investments
December 31, 2023

	Shares	Value (Note 1)
COMMON STOCK – (99.00%)
REAL ESTATE – (99.00%)
Equity Real Estate Investment Trusts (REITs) – (99.00%)
Health Care REITs – (10.54%)
Community Healthcare Trust, Inc.	97,830	$2,606,191
Healthpeak Properties, Inc.	108,920	2,156,616
Ventas, Inc.	131,860	6,571,902
Welltower Inc.	61,310	5,528,323
		16,863,032
Hotel & Resort REITs – (2.54%)
Sunstone Hotel Investors, Inc.	379,030	4,066,992
Industrial REITs – (12.62%)
Prologis, Inc.	81,796	10,903,407
Rexford Industrial Realty, Inc.	71,038	3,985,232
Terreno Realty Corp.	84,839	5,316,860
		20,205,499
Office REITs – (19.32%)
Alexandria Real Estate Equities, Inc.	62,633	7,939,985
Boston Properties, Inc.	68,926	4,836,538
Cousins Properties, Inc.	302,039	7,354,650
Derwent London plc (United Kingdom)	55,160	1,659,309
Douglas Emmett, Inc.	115,150	1,669,675
Great Portland Estates plc (United Kingdom)	241,470	1,292,717
Highwoods Properties, Inc.	67,440	1,548,422
Hudson Pacific Properties, Inc.	313,820	2,921,664
SL Green Realty Corp.	37,460	1,692,068
		30,915,028
Residential REITs – (17.71%)
American Homes 4 Rent, Class A	113,060	4,065,638
AvalonBay Communities, Inc.	31,288	5,857,739
Camden Property Trust	22,185	2,202,749
Equity Residential	65,170	3,985,797
Essex Property Trust, Inc.	24,574	6,092,877
Sun Communities, Inc.	21,140	2,825,361
UDR, Inc.	86,410	3,308,639
		28,338,800
	Shares	Value (Note 1)
COMMON STOCK – (CONTINUED)
REAL ESTATE – (CONTINUED)
Equity Real Estate Investment Trusts (REITs) – (Continued)
Retail REITs – (15.07%)
Brixmor Property Group, Inc.	315,560	$7,343,081
Federal Realty Investment Trust	25,539	2,631,794
Regency Centers Corp.	53,520	3,585,840
Retail Opportunity Investments Corp.	243,644	3,418,326
Simon Property Group, Inc.	50,106	7,147,120
		24,126,161
Specialized REITs – (21.20%)
American Tower Corp.	24,890	5,373,253
Crown Castle Inc.	18,620	2,144,838
CubeSmart	32,710	1,516,108
Digital Realty Trust, Inc.	45,805	6,164,437
Equinix, Inc.	7,910	6,370,635
Extra Space Storage Inc.	18,679	2,994,804
Public Storage	23,241	7,088,505
VICI Properties Inc.	71,610	2,282,927
		33,935,507
Total Real Estate		158,451,019
TOTAL COMMON STOCK – (Identified cost $128,941,531)		158,451,019
Total Investments – (99.00%) – (Identified cost $128,941,531)		158,451,019
Other Assets Less Liabilities – (1.00%)		1,598,177
Net Assets – (100.00%)		$160,049,196
See Notes to Financial Statements

DAVIS SERIES, INC.
Statements of Assets and Liabilities
At December 31, 2023

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund

ASSETS:
Investments in securities, at value* (see accompanying Schedule of Investments):
Unaffiliated investments	$524,681,020	$15,983,853	$22,511,499	$800,647,864	$209,013,885	$158,451,019
Repurchase agreements	9,149,000	1,666,000	66,792,000	2,718,000	10,851,000	–
Cash	46,290	501	854	589	737	–
Receivables:
Capital stock sold	613,915	8,373	12,499,660	2,021,384	380,010	288,588
Dividends and interest	487,424	41,379	136,084	2,230,149	317,605	815,678
Investment securities sold	–	–	–	1,250,481	–	793,715
Prepaid expenses	21,286	1,030	4,895	33,688	8,621	7,617
Due from Adviser	130	6,585	–	–	345	215
Total assets	534,999,065	17,707,721	101,944,992	808,902,155	220,572,203	160,356,832

LIABILITIES:
Cash overdraft	–	–	–	–	–	28,837
Payables:
Capital stock redeemed	1,415,367	15,311	3,960,727	1,858,148	35,918	113,791
Distributions payable	–	10,558	11,286	–	–	–
Investment securities purchased	2,290,410	–	–	–	–	–
Accrued audit fees	14,011	8,738	9,516	11,821	13,408	15,477
Accrued custodian fees	63,000	6,045	25,600	47,965	13,880	11,150
Accrued distribution and service plan fees	87,117	5,056	–	154,265	34,944	22,316
Accrued investment advisory fees	250,601	4,730	30,839	381,458	101,654	77,291
Accrued transfer agent fees	54,747	6,882	20,536	116,616	21,494	25,149
Accrued recapture fees	–	–	7,922	–	–	–
Other accrued expenses	14,041	9,765	9,626	21,597	13,099	13,625
Total liabilities	4,189,294	67,085	4,076,052	2,591,870	234,397	307,636

NET ASSETS	$530,809,771	$17,640,636	$97,868,940	$806,310,285	$220,337,806	$160,049,196

NET ASSETS CONSIST OF:
Par value of shares of capital stock	$136,365	$34,913	$978,689	$156,912	$40,369	$38,155

Additional paid-in capital	337,781,737	23,620,413	96,854,141	469,891,134	163,552,288	134,775,990

Distributable earnings (losses)	192,891,669	(6,014,690)	36,110	336,262,239	56,745,149	25,235,051
Net Assets	$530,809,771	$17,640,636	$97,868,940	$806,310,285	$220,337,806	$160,049,196

*Including:
Cost of unaffiliated investments	$336,866,044	$16,744,641	$22,511,499	$469,350,493	$152,309,729	$128,941,531
Cost of repurchase agreements	9,149,000	1,666,000	66,792,000	2,718,000	10,851,000	–

DAVIS SERIES, INC.
Statements of Assets and Liabilities - (Continued)
At December 31, 2023
	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund

CLASS A SHARES:
Net assets	$293,639,698	$15,878,245	$91,654,119	$393,011,387	$119,933,716	$84,350,312
Shares outstanding	7,705,320	3,144,506	91,654,119	7,661,293	2,201,611	2,024,380
Net asset value and redemption price per share (Net assets ÷ Shares outstanding)	$38.11	$5.05	$1.00	$51.30	$54.48	$41.67
Maximum offering price per share (100/95.25 of net asset value)†	$40.01	$5.30	$NA	$53.86	$57.20	$43.75

CLASS C SHARES:
Net assets	$11,386,692	$439,438	$1,317,412	$44,784,371	$2,562,188	$1,710,549
Shares outstanding	427,398	86,882	1,317,412	1,129,571	47,187	41,054
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$26.64	$5.06	$1.00	$39.65	$54.30	$41.67

CLASS Y SHARES:
Net assets	$225,783,381	$1,322,953	$4,897,409	$368,514,527	$97,841,902	$73,988,335
Shares outstanding	5,503,827	259,907	4,897,409	6,900,287	1,788,121	1,750,113
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$41.02	$5.09	$1.00	$53.41	$54.72	$42.28

†	On purchases of $100,000 or more, the offering price is reduced.
See Notes to Financial Statements

DAVIS SERIES, INC.
Statements of Operations
For the year ended December 31, 2023

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
INVESTMENT INCOME:
Income:
Dividends*	$8,317,450	$–	$–	$22,291,972	$3,163,791	$5,155,784
Interest	861,112	614,586	5,477,084	107,418	1,883,310	153,346
Net securities lending fees	–	–	–	46,822	–	–
Total income	9,178,562	614,586	5,477,084	22,446,212	5,047,101	5,309,130

Expenses:
Investment advisory fees (Note 3)	2,707,063	56,626	328,265	4,330,736	1,090,080	894,400
Custodian fees	114,163	18,377	63,117	152,574	41,678	32,105
Transfer agent fees:
Class A	237,438	44,839	116,086	354,910	116,481	119,999
Class C	15,945	4,319	1,422	63,716	7,792	6,052
Class Y	104,119	4,812	5,438	387,458	24,249	51,615
Audit fees	28,614	20,862	27,474	39,102	28,614	37,962
Legal fees	19,418	752	4,284	31,222	7,778	6,488
Accounting fees (Note 3)	27,004	2,000	5,502	47,500	10,496	11,002
Reports to shareholders	22,097	4,894	4,947	44,687	10,397	12,167
Directors’ fees and expenses	75,738	6,330	19,054	120,108	32,746	27,245
Registration and filing fees	56,444	43,817	53,457	71,399	48,104	48,174
Excise tax expense (Note 1)	–	–	746	–	–	–
Expenses recaptured by Adviser (Note 3):
Class A	–	–	103,685	–	–	–
Class C	–	–	1,393	–	–	–
Class Y	–	–	4,430	–	–	–
Miscellaneous	42,259	19,955	15,307	60,370	28,835	29,219
Distribution and service plan fees (Note 3):
Class A	600,955	37,074	–	878,178	256,668	173,561
Class C	120,027	4,847	–	520,669	22,937	19,005
Total expenses	4,171,284	269,504	754,607	7,102,629	1,726,855	1,468,994
Reimbursement/waiver of expenses by Adviser (Note 3):
Class A	–	(68,450)	–	–	–	(2,400)
Class C	(1,350)	(5,145)	–	–	(5,620)	(4,650)
Class Y	–	(7,650)	–	–	–	–
Net expenses	4,169,934	188,259	754,607	7,102,629	1,721,235	1,461,944
Net investment income	5,008,628	426,327	4,722,477	15,343,583	3,325,866	3,847,186

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
Investment transactions	31,070,562	(419,171)	–	29,629,621	8,038,808	(2,327,062)
Foreign currency transactions	2,824	–	–	50,244	(90)	(553)
Net realized gain (loss)	31,073,386	(419,171)	–	29,679,865	8,038,718	(2,327,615)
Net increase (decrease) in unrealized appreciation (depreciation)	63,733,122	693,321	–	65,983,497	30,358,270	14,788,523
Net realized and unrealized gain on investments and foreign currency transactions	94,806,508	274,150	–	95,663,362	38,396,988	12,460,908
Net increase in net assets resulting from operations	$99,815,136	$700,477	$4,722,477	$111,006,945	$41,722,854	$16,308,094

*Net of foreign taxes withheld of	$140,149	$–	$–	$854,507	$85,438	$10,084
See Notes to Financial Statements

DAVIS SERIES, INC.
Statements of Changes in Net Assets
For the year ended December 31, 2023

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund

OPERATIONS:
Net investment income	$5,008,628	$426,327	$4,722,477	$15,343,583	$3,325,866	$3,847,186

Net realized gain (loss) from investments and foreign currency transactions	31,073,386	(419,171)	–	29,679,865	8,038,718	(2,327,615)

Net increase (decrease) in unrealized appreciation (depreciation) on investments and foreign currency transactions	63,733,122	693,321	–	65,983,497	30,358,270	14,788,523
Net increase in net assets resulting from operations	99,815,136	700,477	4,722,477	111,006,945	41,722,854	16,308,094

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(17,125,450)	(400,088)	(4,458,266)	(26,116,532)	(3,455,040)	(2,061,970)
Class C	(855,088)	(4,764)	(54,569)	(3,413,104)	(55,793)	(29,052)
Class Y	(13,070,264)	(41,414)	(209,642)	(24,371,282)	(3,030,325)	(1,846,325)

CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions (Note 4):
Class A	(10,393,650)	(2,166,116)	(26,280,131)	(13,441,578)	(3,703,921)	(21,235,986)
Class C	(2,453,730)	(111,307)	24,840	(18,391,831)	(32,825)	(703,217)
Class Y	3,152,416	(1,796,381)	688,217	(62,497,240)	4,226,606	(11,039,013)

Total increase (decrease) in net assets	59,069,370	(3,819,593)	(25,567,074)	(37,224,622)	35,671,556	(20,607,469)

NET ASSETS:
Beginning of year	471,740,401	21,460,229	123,436,014	843,534,907	184,666,250	180,656,665
End of year	$530,809,771	$17,640,636	$97,868,940	$806,310,285	$220,337,806	$160,049,196
See Notes to Financial Statements

DAVIS SERIES, INC.
Statements of Changes in Net Assets
For the year ended December 31, 2022

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund

OPERATIONS:
Net investment income	$4,385,785	$115,999	$1,212,448	$15,232,223	$1,994,592	$3,768,337

Net realized gain (loss) from investments and foreign currency transactions	(1,035,457)	137	–	37,925,834	(4,609,773)	1,345,678

Net increase (decrease) in unrealized appreciation (depreciation) on investments and foreign currency transactions	(87,301,764)	(1,436,254)	–	(150,239,878)	(32,466,766)	(74,513,208)
Net increase (decrease) in net assets resulting from operations	(83,951,436)	(1,320,118)	1,212,448	(97,081,821)	(35,081,947)	(69,399,193)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(21,129,914)	(151,670)	(1,149,819)	(12,727,253)	(2,695,394)	(5,210,340)
Class C	(1,292,607)	–	(15,005)	(1,838,537)	(46,148)	(97,445)
Class Y	(15,132,101)	(57,227)	(47,624)	(14,269,487)	(2,286,964)	(4,225,908)

CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions (Note 4):
Class A	(4,642,940)	(2,648,803)	(22,072,440)	(16,800,977)	(1,859,923)	(9,024,478)
Class C	(2,654,593)	(17,117)	(409,414)	(9,338,632)	(767,984)	(681,605)
Class Y	(2,732,749)	1,246,639	(497,668)	(30,428,188)	(1,580,316)	9,141,548

Total decrease in net assets	(131,536,340)	(2,948,296)	(22,979,522)	(182,484,895)	(44,318,676)	(79,497,421)

NET ASSETS:
Beginning of year	603,276,741	24,408,525	146,415,536	1,026,019,802	228,984,926	260,154,086
End of year	$471,740,401	$21,460,229	$123,436,014	$843,534,907	$184,666,250	$180,656,665
See Notes to Financial Statements

DAVIS SERIES, INC.
Notes to Financial Statements
December 31, 2023
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Davis Series, Inc. (a Maryland corporation) (“Company”) is registered under the Investment Company Act of 1940 (“1940 Act”) as amended, as an open-end management investment company. The Company follows the reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund are diversified under the 1940 Act. Davis Financial Fund is non-diversified under the 1940 Act. The Company operates as a series issuing shares of common stock in the following six funds (collectively “Funds”):
Davis Opportunity Fund seeks to achieve long-term growth of capital. It invests primarily in common stocks and other equity securities, and may invest in both domestic and foreign issuers.
Davis Government Bond Fund seeks to achieve current income. It invests in debt securities which are obligations of, or which are guaranteed by, the U.S. Government, its agencies or instrumentalities.
Davis Government Money Market Fund seeks to achieve as high a level of current income as is consistent with the principle of preservation of capital and maintenance of liquidity.
The Fund is a money market fund that seeks to preserve the value of your investment at $1.00 per share. There can be no guarantee that the Fund will be successful in maintaining a $1.00 share price.
It invests exclusively in U.S. Treasury securities, U.S. Government agency securities, U.S. Government agency mortgage securities (collectively “U.S. Government Securities”), and repurchase agreements collateralized by U.S. Government Securities. The Fund seeks to maintain liquidity and preserve capital by carefully monitoring the maturity of its investments. The Fund’s portfolio maintains a dollar-weighted average maturity of sixty days or less.
Davis Financial Fund seeks to achieve long-term growth of capital. It invests primarily in common stocks and other equity securities and will concentrate investments in companies principally engaged in the banking, insurance, and financial service industries.
Davis Appreciation & Income Fund seeks to achieve total return through a combination of growth and income. Under normal circumstances, the Fund invests in a diversified portfolio of common stock, preferred stock, and fixed income securities, which could consist of both investment grade and high-yield, high-risk debt securities (“junk bonds”). The Fund may hold securities in default, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently default.
Davis Real Estate Fund seeks to achieve total return through a combination of growth and income. It invests primarily in securities of companies principally engaged in or related to the real estate industry or which own significant real estate assets or which primarily invest in real estate financial instruments.
Because of the risk inherent in any investment program, the Company cannot ensure that the investment objective of its Funds will be achieved.
The Company accounts separately for the assets, liabilities, and operations of each Fund. Each Fund offers Class A, Class C, and Class Y shares. Class A shares are sold with a front-end sales charge, except for shares of Davis Government Money Market Fund, which are sold at net asset value. Class C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Class C shares automatically convert to Class A shares after 8 years. Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge upon redemption. Class Y shares are only available to certain qualified investors. Income, expenses (other than those attributable to a specific class), and gains and losses are allocated daily to each class based upon the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class, such as distribution and transfer agent fees, are charged against the operations of that class. All expenses for Davis Government Money Market Fund are allocated evenly across all classes of shares based upon the relative portion of net assets represented by each class. All classes have identical rights with respect to voting (exclusive of each class’ distribution arrangement), liquidation, and distributions. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

DAVIS SERIES, INC.
Notes to Financial Statements - (Continued)
December 31, 2023
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)
Security Valuation - The Funds' Board of Directors has designated Davis Selected Advisers, L.P. (“Davis Advisors” or “Adviser”), the Funds' investment adviser, as the valuation designee for the Funds. The Adviser has established a Pricing Committee to carry out the day-to-day valuation activities for the Funds. The Funds calculate the net asset value of their shares as of the close of the New York Stock Exchange (“Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges including NASDAQ) are valued at the last reported sales price on the day of valuation. Listed securities for which no sale was reported on that date are valued at the last quoted bid price. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Funds' assets are valued. Fixed income securities with more than 60 days to maturity are generally valued using evaluated prices or matrix pricing methods determined by an independent pricing service which takes into consideration factors such as yield, maturity, liquidity, ratings, and traded prices in identical or similar securities. Securities (including restricted securities) for which market quotations are not readily available or securities whose values have been materially affected by what the Adviser identifies as a significant event occurring before the Funds' assets are valued, but after the close of their respective exchanges, will be fair valued using a fair valuation methodology applicable to the security type or the significant event as previously approved by the Pricing Committee. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Adviser’s portfolio management team, when determining the fair value of a security. To assess the appropriateness of security valuations, the Pricing Committee may consider (i) comparing prior day prices and/or prices of comparable securities; (ii) comparing sale prices to the prior or current day prices and challenge those prices exceeding certain tolerance levels with the third-party pricing service or broker source; (iii) new rounds of financing; (iv) the performance of the market or the issuer’s industry; (v) the liquidity of the security; (vi) the size of the holding in a fund; and/or (vii) any other appropriate information. The determination of a security’s fair value price often involves the consideration of a number of subjective factors and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.
Short-term investments purchased within 60 days to maturity are valued at amortized cost, which approximates market value. For Davis Government Money Market Fund, in compliance with Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates market value.
On a quarterly basis, the Board of Directors receives reports of valuation actions taken by the Pricing Committee. On at least an annual basis, the Board of Directors receives an assessment of the adequacy and effectiveness of the Adviser’s process for determining the fair value of the Funds' investments.
Fair Value Measurements - Fair value is defined as the price that the Funds would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market for the investment. Various inputs are used to determine the fair value of the Funds' investments. These inputs are summarized in the three broad levels listed below.
Level 1 −
quoted prices in active markets for identical securities
Level 2 −
other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 −
significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Funds can obtain the fair value assigned to a security if they were to sell the security. Money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

DAVIS SERIES, INC.
Notes to Financial Statements - (Continued)
December 31, 2023
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)
Fair Value Measurements - (Continued)
The following is a summary of the inputs used as of December 31, 2023 in valuing each Fund's investments carried at value:

	Investments in Securities at Value
	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
Valuation Inputs
Level 1 – Quoted Prices:
Common Stock:
Communication Services	$25,741,415	$–	$–	$–	$11,397,375	$–
Consumer Discretionary	29,245,147	–	–	18,615,980	11,892,344	–
Consumer Staples	12,173,719	–	–	–	–	–
Energy	5,329,169	–	–	–	–	–
Financials	118,865,517	–	–	782,031,884	85,785,424	–
Health Care	121,232,822	–	–	–	24,047,002	–
Industrials	128,474,278	–	–	–	10,404,454	–
Information Technology	57,484,492	–	–	–	30,068,904	–
Materials	24,142,088	–	–	–	–	–
Real Estate	1,870,147	–	–	–	–	158,451,019
Total Level 1	524,558,794	–	–	800,647,864	173,595,503	158,451,019
Level 2 – Other Significant Observable Inputs:
Debt securities issued by U.S. Treasury and U.S. Government corporations and agencies:
Short-term	–	–	22,511,499	–	–	–
Corporate Bonds	–	–	–	–	7,331,424	–
Mortgages	–	15,983,853	–	–	26,721,400	–
Municipal Bonds	–	–	–	–	1,365,558	–
Short-Term Investments	9,149,000	1,666,000	66,792,000	2,718,000	10,851,000	–
Total Level 2	9,149,000	17,649,853	89,303,499	2,718,000	46,269,382	–
Level 3 – Significant Unobservable Inputs:
Common Stock:
Communication Services	122,226	–	–	–	–	–
Total Level 3	122,226	–	–	–	–	–
Total Investments	$533,830,020	$17,649,853	$89,303,499	$803,365,864	$219,864,885	$158,451,019
The following table reconciles the valuation of assets in which significant unobservable inputs (Level 3) were used in determining fair value during the year ended December 31, 2023. The net change in unrealized appreciation (depreciation) during the period on Level 3 securities still held at December 31, 2023 was $9,221 for Davis Opportunity Fund. The cost of purchases or proceeds from sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) are included in the related amounts on investments in the Statements of Operations.

	Beginning Balance at January 1, 2023	Cost of Purchases	Proceeds from Sales	Net Change in Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at December 31, 2023
Davis Opportunity Fund
Investments in Securities:
Common Stock	$113,005	$–	$–	$9,221	$–	$–	$–	$122,226
Total Level 3	$113,005	$–	$–	$9,221	$–	$–	$–	$122,226

DAVIS SERIES, INC.
Notes to Financial Statements - (Continued)
December 31, 2023
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)
Fair Value Measurements - (Continued)
The following table is a summary of those assets in which significant unobservable inputs (Level 3) were used by the Adviser in determining fair value. Note that these amounts exclude any valuations provided by a pricing service or broker.

	Fair Value at December 31, 2023	Valuation Technique	Unobservable Input	Amount	Impact to Valuation from an Increase in Input
Davis Opportunity Fund
Investments in Securities:
Common Stock	$122,226	Discounted Cash Flow	Annualized Yield	6.507%	Decrease
Total Level 3	$122,226
The significant unobservable input listed in the above table is used in the fair value measurement of common stock, and if changed, would affect the fair value of the Fund’s investments. The “Impact to Valuation from an Increase in Input” represents the change in fair value measurement resulting from an increase in the corresponding input. A decrease in the input would have the opposite effect.
Repurchase Agreements - Repurchase agreements are transactions under which a Fund purchases a security from a dealer counterparty and agrees to resell the security to that counterparty on a specified future date at the same price, plus a specified interest rate. The Fund’s repurchase agreements are secured by U.S. government or agency securities. It is the Fund’s policy that its regular custodian or third party custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.
Currency Translation - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to United States Dollar (“USD”) on the date of valuation using exchange rates determined as of the close of trading on the Exchange. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.
Foreign Currency - The Funds may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to USD. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the forward currency contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Funds to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract. During the year ended December 31, 2023, there were no forward currency contracts entered into by the Funds.
Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books, and the USD equivalent of the amounts actually received or paid. The Funds include foreign currency gains and losses realized on the sales of investments together with market gains and losses on such investments in the Statements of Operations. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities resulting from changes in the exchange rate and are included within net unrealized appreciation or depreciation in the Statements of Operations.
Federal Income Taxes - It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income tax is required. Davis Government Money Market Fund incurred a 2022 excise tax liability of $746 during the year ended December 31, 2023. The Adviser analyzed the Funds’ tax positions taken on federal and state income tax returns for all open tax years and concluded that as of December 31, 2023, no provision for income tax is required in the Funds’ financial statements related to these tax positions. The Funds’ federal and state (Arizona) income and federal excise tax returns for tax years for which the applicable statutes of

DAVIS SERIES, INC.
Notes to Financial Statements - (Continued)
December 31, 2023
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)
Federal Income Taxes - (Continued)
limitations have not expired are subject to examination by the Internal Revenue Service and state Department of Revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2020.
Capital losses will be carried forward to future years if not offset by gains. At December 31, 2023, the Funds had available for federal income tax purposes unused capital loss carryforwards with no expiration as follows:

	Capital Loss Carryforwards
	Davis Opportunity Fund	Davis Government Bond Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
Character
Short-term	$–	$2,852,285	$–	$1,647,440
Long-term	–	2,401,623	–	2,294,792
Total	$–	$5,253,908	$–	$3,942,232

Utilized during year ended December 31, 2023	$1,459,058	$3,070	$4,610,739	$–
At December 31, 2023, the aggregate cost of investments and unrealized appreciation (depreciation) for federal income tax purposes were as follows:

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
Cost	$346,776,341	$18,410,641	$89,303,499	$473,232,475	$163,300,366	$130,954,344

Unrealized appreciation	225,669,915	10,557	–	343,692,975	59,630,187	36,605,604
Unrealized depreciation	(38,616,236)	(771,345)	–	(13,559,586)	(3,065,668)	(9,108,929)
Net unrealized appreciation (depreciation)	$187,053,679	$(760,788)	$–	$330,133,389	$56,564,519	$27,496,675
Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Dividend income from REIT securities may include return of capital. Upon notification from the issuer, the amount of the return of capital is reclassified to adjust dividend income, reduce the cost basis, and/or adjust realized gain/loss. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) on investments [collectively “Distributable earnings (losses)”] may differ for financial statement and tax purposes primarily due to permanent and temporary differences which may include wash sales, corporate actions, paydowns on fixed income securities, foreign currency transactions, Directors’ deferred compensation, passive foreign investment company shares, partnership income, and equalization. The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Funds. The Funds adjust certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules. The Funds’ net assets have not been affected by these reclassifications.

DAVIS SERIES, INC.
Notes to Financial Statements - (Continued)
December 31, 2023
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)
Dividends and Distributions to Shareholders - (Continued)
During the year ended December 31, 2023, amounts have been reclassified to reflect increases (decreases) as follows:

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
Additional paid-in capital	$1,695,912	$–	$(746)	$4,471,671	$–	$–
Distributable earnings	(1,695,912)	–	746	(4,471,671)	–	–
The tax character of distributions paid during the years ended December 31, 2023 and 2022 was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
Davis Opportunity Fund
2023	$7,849,869	$23,200,933	$31,050,802
2022	2,463,278	35,091,344	37,554,622
Davis Government Bond Fund
2023	446,266	–	446,266
2022	208,897	–	208,897
Davis Government Money Market Fund
2023	4,722,477	–	4,722,477
2022	1,212,448	–	1,212,448
Davis Financial Fund
2023	15,532,183	38,368,735	53,900,918
2022	15,222,053	13,613,224	28,835,277
Davis Appreciation & Income Fund
2023	3,606,804	2,934,354	6,541,158
2022	2,253,264	2,775,242	5,028,506
Davis Real Estate Fund
2023	3,937,347	–	3,937,347
2022	3,596,271	5,937,422	9,533,693
As of December 31, 2023, the components of distributable earnings (losses) on a tax basis were as follows:

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund

Undistributed ordinary income	$1,289,871	$3,913	$43,670	$421,668	$34,544	$1,740,357

Undistributed long- term capital gain	4,690,281	–	–	5,864,507	210,279	–

Accumulated net realized losses from investments	–	(5,253,908)	–	–	–	(3,942,232)

Net unrealized appreciation (depreciation) on investments and foreign currency transactions	187,051,905	(760,788)	–	330,195,747	56,568,457	27,496,992

Other temporary differences	(140,388)	(3,907)	(7,560)	(219,683)	(68,131)	(60,066)
Total	$192,891,669	$(6,014,690)	$36,110	$336,262,239	$56,745,149	$25,235,051

DAVIS SERIES, INC.
Notes to Financial Statements - (Continued)
December 31, 2023
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)
Indemnification - Under the Funds' organizational documents, their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, some of the Funds' contracts with their service providers contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.
Use of Estimates in Financial Statements - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.
Directors Fees and Expenses - The Funds set up a Rabbi Trust to provide for the deferred compensation plan for Independent Directors that enables them to elect to defer receipt of all or a portion of annual fees they are entitled to receive. The value of an eligible Director's account is based upon years of service and fees paid to each Director during the years of service. The amount paid to the Director by the Trust under the plan will be determined based upon the performance of the Davis Funds in which the amounts are invested.
NOTE 2 - PURCHASES AND SALES OF SECURITIES
The cost of purchases and proceeds from sales of investment securities (excluding short-term investments) during the year ended December 31, 2023 were as follows:

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
Cost of purchases	$43,556,951	$2,357,412	$15,060,278	$27,731,546	$22,850,065
Proceeds from sales	78,882,724	2,756,752	147,975,399	28,633,951	49,572,816
NOTE 3 - FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (INCLUDING AFFILIATES)
Davis Selected Advisers-NY, Inc. (“DSA-NY”), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Funds. DSA-NY performs research and portfolio management services for the Funds under a Sub-Advisory Agreement with the Adviser. The Funds pay no fees directly to DSA-NY.
All officers of the Funds (including Interested Directors) hold positions as executive officers with the Adviser or its affiliates.
As of December 31, 2023, related shareholders held greater than 20% of outstanding shares of the following Funds:

Davis Government Money Market Fund	Davis Appreciation & Income Fund
29%	30%
Investment activities of these shareholders could have a material impact on the Funds.
Investment Advisory Fees - Advisory fees are paid monthly to the Adviser. The annual rate for Davis Opportunity Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund is 0.55% of the average net assets for each Fund. The annual rate for Davis Government Bond Fund and Davis Government Money Market Fund is 0.30% of the average net assets for each Fund.

DAVIS SERIES, INC.
Notes to Financial Statements - (Continued)
December 31, 2023
NOTE 3 - FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (INCLUDING AFFILIATES) – (CONTINUED)
Transfer Agent and Accounting Fees - SS&C Global Investor & Distribution Solutions, Inc. is the Funds’ primary transfer agent. State Street Bank and Trust Company (“State Street Bank”) is the Funds’ primary accounting provider. Fees for accounting services are included in the custodian fees as State Street Bank also serves as the Funds’ custodian. The Adviser is also paid for certain transfer agent and accounting services.

	Year ended December 31, 2023
	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
Transfer agent fees paid to Adviser	$35,245	$6,213	$14,157	$89,820	$16,380	$21,916
Accounting fees paid to Adviser	27,004	2,000	5,502	47,500	10,496	11,002
Reimbursement and Waivers of Expenses - The Adviser is contractually committed to waive fees and/or reimburse Davis Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund expenses to the extent necessary to cap total annual operating expenses (Class A shares, 1.00%; Class C shares, 1.75%; Class Y shares, 0.75%). The Adviser is obligated to continue the expense cap through May 1, 2024. After that date, there is no assurance that the Adviser will continue to cap expenses. The Adviser may not recoup any of the operating expenses it has reimbursed to these Funds. The expense cap cannot be modified prior to that date without the consent of the Board of Directors. The Adviser is contractually committed to waive fees and/or reimburse Davis Government Money Market Fund expenses such that net investment income will not be less than zero until May 1, 2024. Reimbursement and waivers of expenses during the year ended December 31, 2023 were as follows:

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
Class A	$–	$68,450	$–	$2,400
Class C	1,350	5,145	5,620	4,650
Class Y	–	7,650	–	–
The Adviser may recapture from the assets of Davis Government Money Market Fund any of the operating expenses it has reimbursed (but not any of the advisory fees which it has waived) until the end of the third calendar year after the end of the calendar year in which such reimbursement occurs. Any potential recovery is limited to an amount such that (i) the Fund’s net investment income will not be less than zero for any class of shares; and (ii) may not exceed 0.10% of net assets (ten basis points) in any calendar year. This recapture could negatively affect the Fund’s future yield. The reimbursed amounts eligible for recapture as of December 31, 2023 and the amounts recaptured of previously reimbursed expenses were as follows:

	Davis Government Money Market Fund
	Amounts Eligible for Recapture		Amounts Recaptured
	Expiring 12/31/2024	Expiring 12/31/2025	During the year ended 12/31/2023
Class A	$93,363	$20,980	$103,685
Class C	1,254	291	1,393
Class Y	3,988	830	4,430
Distribution and Service Plan Fees - The Funds have adopted separate Distribution Plans (“12b-1 Plans”) for Class A and Class C shares. Under the 12b-1 Plans, the Funds (other than Davis Government Money Market Fund) reimburse Davis Distributors, LLC (“Distributor”), the Funds’ Underwriter, for amounts paid to dealers as a service fee or commissions with respect to Class A shares sold by dealers, which remain outstanding during the period. The service fee is paid at an annual rate up to 0.25% of the average net assets maintained by the responsible dealers. Each of the Funds (other than Davis Government Money Market Fund) pays the Distributor a 12b-1 fee on Class C shares at an annual rate equal to the lesser of 1.25% of the average daily net asset value of Class C shares or the maximum amount provided by applicable rule or regulation of the Financial Industry Regulatory Authority, Inc., which currently is 1.00%. The Funds pay the 12b-1 fee on Class C shares in order: (i) to pay the Distributor distribution fees or commissions on Class C shares which have been sold and (ii) to enable the Distributor to pay service fees on Class C shares which have been sold.

DAVIS SERIES, INC.
Notes to Financial Statements - (Continued)
December 31, 2023
NOTE 3 - FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (INCLUDING AFFILIATES) – (CONTINUED)
Distribution and Service Plan Fees - (Continued)

	Year ended December 31, 2023
	Davis Opportunity Fund	Davis Government Bond Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
Distribution fees:
Class C	$90,020	$3,635	$390,502	$17,203	$14,254

Service fees:
Class A	600,955	37,074	878,178	256,668	173,561
Class C	30,007	1,212	130,167	5,734	4,751
The shareholders of Davis Government Money Market Fund have adopted a Distribution Plan in accordance with Rule 12b-1, which does not provide for any amounts to be paid directly to the Distributor as either compensation or reimbursement for distributing shares of the Fund, but does authorize the use of the advisory fee to the extent such fee may be considered to be indirectly financing any activity or expense which is primarily intended to result in the sale of Fund shares.
Sales Charges - Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Funds. They are deducted from the proceeds from sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable.
Class A shares of the Funds (other than Davis Government Money Market Fund) are sold at net asset value plus a sales charge and are redeemed at net asset value. On purchases of $1 million or more, the sales charge will not be applied; however a CDSC of 0.50% may be imposed upon redemption if those shares are redeemed within the first year of purchase.
Class C shares of the Funds are sold and redeemed at net asset value. A CDSC of 1.00% is imposed upon redemption of certain Class C shares (other than Davis Government Money Market Fund) within the first year of the original purchase.
The Distributor received commissions earned on sales of Class A shares of the Funds (other than Davis Government Money Market Fund) of which a portion was retained by the Distributor and the remaining was re-allowed to investment dealers. Commission advances by the Distributor on the sales of Class C shares of the Funds (other than Davis Government Money Market Fund) are re-allowed to qualified selling dealers.

	Year ended December 31, 2023
	Davis Opportunity Fund	Davis Government Bond Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
Class A commissions retained by the Distributor	$2,997	$169	$19,771	$2,715	$873
Class A commissions re-allowed to investment dealers	15,588	836	107,373	15,324	4,646
Total commissions earned on sales of Class A	$18,585	$1,005	$127,144	$18,039	$5,519

Class C commission advances by the Distributor	$4,183	$12	$19,649	$2,323	$146

Class C CDSCs received by the Distributor	9	44	1,822	41	54

DAVIS SERIES, INC.
Notes to Financial Statements - (Continued)
December 31, 2023
NOTE 4 - CAPITAL STOCK
At December 31, 2023, there were 10 billion shares of capital stock ($0.01 par value per share) authorized, of which 450 million shares each are designated to Davis Opportunity Fund, Davis Financial Fund, and Davis Appreciation & Income Fund, 350 million shares each are designated to Davis Government Bond Fund and Davis Real Estate Fund, and 4.6 billion shares are designated to Davis Government Money Market Fund. Transactions in capital stock were as follows:

		Year ended December 31, 2023
		Sold	Reinvestment of Distributions	Redeemed	Net Increase (Decrease)
Davis Opportunity Fund
Shares:	Class A	241,791	433,892	(967,466)	(291,783)
	Class C	22,797	33,445	(152,471)	(96,229)
	Class Y	330,499	317,223	(573,718)	74,004
Value:	Class A	$8,768,605	$15,732,911	$(34,895,166)	$(10,393,650)
	Class C	586,060	848,156	(3,887,946)	(2,453,730)
	Class Y	12,784,508	12,378,047	(22,010,139)	3,152,416
Davis Government Bond Fund
Shares:	Class A	63,152	72,454	(567,803)	(432,197)
	Class C	7,509	950	(30,803)	(22,344)
	Class Y	17,684	8,181	(383,104)	(357,239)
Value:	Class A	$316,317	$362,839	$(2,845,272)	$(2,166,116)
	Class C	37,904	4,764	(153,975)	(111,307)
	Class Y	89,413	41,303	(1,927,097)	(1,796,381)
Davis Government Money Market Fund
Shares:	Class A	147,739,389	4,323,990	(178,343,510)	(26,280,131)
	Class C	453,605	54,569	(483,334)	24,840
	Class Y	1,606,856	209,642	(1,128,281)	688,217
Value:	Class A	$147,739,389	$4,323,990	$(178,343,510)	$(26,280,131)
	Class C	453,605	54,569	(483,334)	24,840
	Class Y	1,606,856	209,642	(1,128,281)	688,217
Davis Financial Fund
Shares:	Class A	564,220	517,875	(1,359,483)	(277,388)
	Class C	55,305	89,807	(628,147)	(483,035)
	Class Y	1,011,720	453,312	(2,723,289)	(1,258,257)
Value:	Class A	$27,583,739	$24,852,638	$(65,877,955)	$(13,441,578)
	Class C	2,112,241	3,332,734	(23,836,806)	(18,391,831)
	Class Y	51,395,289	22,642,939	(136,535,468)	(62,497,240)
Davis Appreciation & Income Fund
Shares:	Class A	87,429	59,100	(226,091)	(79,562)
	Class C	20,867	1,050	(22,597)	(680)
	Class Y	105,329	56,377	(82,419)	79,287
Value:	Class A	$4,452,341	$3,100,758	$(11,257,020)	$(3,703,921)
	Class C	1,038,311	55,741	(1,126,877)	(32,825)
	Class Y	5,403,106	2,961,388	(4,137,888)	4,226,606
Davis Real Estate Fund
Shares:	Class A	49,418	42,247	(638,016)	(546,351)
	Class C	1,051	725	(19,644)	(17,868)
	Class Y	100,704	46,064	(412,963)	(266,195)
Value:	Class A	$1,923,394	$1,646,776	$(24,806,156)	$(21,235,986)
	Class C	40,657	28,467	(772,341)	(703,217)
	Class Y	4,036,331	1,822,559	(16,897,903)	(11,039,013)

DAVIS SERIES, INC.
Notes to Financial Statements - (Continued)
December 31, 2023
NOTE 4 - CAPITAL STOCK – (CONTINUED)

		Year ended December 31, 2022
		Sold	Reinvestment of Distributions	Redeemed	Net Increase (Decrease)
Davis Opportunity Fund
Shares:	Class A	446,197	580,384	(1,109,939)	(83,358)
	Class C	33,394	53,329	(179,215)	(92,492)
	Class Y	398,135	399,202	(858,731)	(61,394)
Value:	Class A	$15,864,766	$19,535,722	$(40,043,428)	$(4,642,940)
	Class C	835,687	1,281,480	(4,771,760)	(2,654,593)
	Class Y	15,780,284	14,411,192	(32,924,225)	(2,732,749)
Davis Government Bond Fund
Shares:	Class A	184,286	27,704	(736,762)	(524,772)
	Class C	70,738	–	(74,071)	(3,333)
	Class Y	1,272,378	11,315	(1,059,138)	224,555
Value:	Class A	$952,649	$139,345	$(3,740,797)	$(2,648,803)
	Class C	362,128	–	(379,245)	(17,117)
	Class Y	6,538,627	57,133	(5,349,121)	1,246,639
Davis Government Money Market Fund
Shares:	Class A	186,510,561	1,114,536	(209,697,537)	(22,072,440)
	Class C	499,702	15,005	(924,121)	(409,414)
	Class Y	2,513,028	47,624	(3,058,320)	(497,668)
Value:	Class A	$186,510,561	$1,114,536	$(209,697,537)	$(22,072,440)
	Class C	499,702	15,005	(924,121)	(409,414)
	Class Y	2,513,028	47,624	(3,058,320)	(497,668)
Davis Financial Fund
Shares:	Class A	835,313	254,396	(1,460,708)	(370,999)
	Class C	176,742	48,578	(471,560)	(246,240)
	Class Y	2,219,650	268,947	(3,158,871)	(670,274)
Value:	Class A	$43,517,403	$12,078,702	$(72,397,082)	$(16,800,977)
	Class C	7,141,309	1,810,508	(18,290,449)	(9,338,632)
	Class Y	119,409,967	13,264,452	(163,102,607)	(30,428,188)
Davis Appreciation & Income Fund
Shares:	Class A	146,076	53,923	(232,741)	(32,742)
	Class C	5,950	1,029	(22,899)	(15,920)
	Class Y	78,086	48,802	(154,354)	(27,466)
Value:	Class A	$6,923,915	$2,441,286	$(11,225,124)	$(1,859,923)
	Class C	278,730	46,148	(1,092,862)	(767,984)
	Class Y	3,975,886	2,228,095	(7,784,297)	(1,580,316)
Davis Real Estate Fund
Shares:	Class A	99,875	99,292	(379,301)	(180,134)
	Class C	4,169	2,532	(19,839)	(13,138)
	Class Y	367,708	101,270	(289,201)	179,777
Value:	Class A	$4,841,666	$3,908,534	$(17,774,678)	$(9,024,478)
	Class C	190,225	97,414	(969,244)	(681,605)
	Class Y	18,957,033	4,059,819	(13,875,304)	9,141,548
NOTE 5 - SECURITIES LOANED
Davis Opportunity Fund and Davis Financial Fund have entered into a securities lending arrangement with State Street Bank. Under the terms of the agreement, the Funds receive fee income from lending transactions; in exchange for such fees, State Street Bank is authorized to loan securities on behalf of the Funds, against receipt of collateral at least equal to the value of the securities loaned. As of December 31, 2023, the Funds did not have any securities on loan. The Funds bear the risk of any deficiency in the amount of the collateral available for return to a borrower due to a loss in an approved investment.

DAVIS SERIES, INC.
Notes to Financial Statements - (Continued)
December 31, 2023
NOTE 6 - RESTRICTED SECURITIES
Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. They are fair valued under methods approved by the Pricing Committee. The aggregate value of restricted securities in Davis Opportunity Fund amounted to $122,226 or 0.02% of the Fund’s net assets as of December 31, 2023. Information regarding restricted securities is as follows:

Fund	Security	Initial Acquisition Date	Units	Cost per Unit	Valuation per Unit as of December 31, 2023
Davis Opportunity Fund	ASAC II L.P.	10/10/13	116,129	$1.0000	$1.0525

DAVIS SERIES, INC.
The following financial information represents selected data for each share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)[a]	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis Opportunity Fund Class A:
Year ended December 31, 2023	$33.23	$0.33	$6.90	$7.23
Year ended December 31, 2022	$41.91	$0.28	$(6.14)	$(5.86)
Year ended December 31, 2021	$36.67	$0.11	$9.00	$9.11
Year ended December 31, 2020	$33.47	$0.08	$4.18	$4.26
Year ended December 31, 2019	$28.10	$0.12	$7.01	$7.13
Davis Opportunity Fund Class C:
Year ended December 31, 2023	$23.72	$0.03	$4.88	$4.91
Year ended December 31, 2022	$30.92	$(0.01)	$(4.52)	$(4.53)
Year ended December 31, 2021	$28.06	$(0.18)	$6.85	$6.67
Year ended December 31, 2020	$25.90	$(0.14)	$3.20	$3.06
Year ended December 31, 2019	$22.14	$(0.10)	$5.49	$5.39
Davis Opportunity Fund Class Y:
Year ended December 31, 2023	$35.65	$0.45	$7.41	$7.86
Year ended December 31, 2022	$44.73	$0.40	$(6.56)	$(6.16)
Year ended December 31, 2021	$38.93	$0.24	$9.54	$9.78
Year ended December 31, 2020	$35.47	$0.17	$4.44	$4.61
Year ended December 31, 2019	$29.70	$0.21	$7.40	$7.61
Davis Government Bond Fund Class A:
Year ended December 31, 2023	$4.98	$0.11	$0.08	$0.19
Year ended December 31, 2022	$5.30	$0.02	$(0.30)	$(0.28)
Year ended December 31, 2021	$5.41	$–[e]	$(0.08)	$(0.08)
Year ended December 31, 2020	$5.37	$0.04	$0.05	$0.09
Year ended December 31, 2019	$5.29	$0.08	$0.09	$0.17
Davis Government Bond Fund Class C:
Year ended December 31, 2023	$4.96	$0.07	$0.08	$0.15
Year ended December 31, 2022	$5.27	$(0.02)	$(0.29)	$(0.31)
Year ended December 31, 2021	$5.39	$(0.03)	$(0.09)	$(0.12)
Year ended December 31, 2020	$5.36	$(0.01)	$0.05	$0.04
Year ended December 31, 2019	$5.28	$0.04	$0.09	$0.13
Davis Government Bond Fund Class Y:
Year ended December 31, 2023	$5.02	$0.12	$0.08	$0.20
Year ended December 31, 2022	$5.34	$0.04	$(0.31)	$(0.27)
Year ended December 31, 2021	$5.45	$0.02	$(0.09)	$(0.07)
Year ended December 31, 2020	$5.41	$0.05	$0.05	$0.10
Year ended December 31, 2019	$5.34	$0.10	$0.07	$0.17
Davis Government Money Market Fund Class A, Class C and Class Y:
Year ended December 31, 2023	$1.000	$0.043	$–	$0.043
Year ended December 31, 2022	$1.000	$0.011	$–	$0.011
Year ended December 31, 2021	$1.000	$–[h]	$–	$–[h]
Year ended December 31, 2020	$1.000	$0.002	$–	$0.002
Year ended December 31, 2019	$1.000	$0.017	$–	$0.017
Davis Financial Fund Class A:
Year ended December 31, 2023	$47.71	$0.92	$6.24	$7.16
Year ended December 31, 2022	$54.17	$0.78	$(5.61)	$(4.83)
Year ended December 31, 2021	$43.93	$0.55	$13.27	$13.82
Year ended December 31, 2020	$49.35	$0.54	$(3.50)	$(2.96)
Year ended December 31, 2019	$42.20	$0.64	$10.44	$11.08

Financial Highlights

Dividends and Distributions							Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return[b]	Net Assets, End of Period (in thousands)	Gross Expense Ratio	Net Expense Ratio[c]	Net Investment Income (Loss) Ratio	Portfolio Turnover[d]

$(0.56)	$(1.79)	$–	$(2.35)	$38.11	22.12%	$293,640	0.93%	0.93%	0.93%	9%
$(0.15)	$(2.67)	$–	$(2.82)	$33.23	(14.08)%	$265,763	0.94%	0.94%	0.78%	12%
$(0.06)	$(3.81)	$–	$(3.87)	$41.91	24.96%	$338,626	0.93%	0.93%	0.27%	24%
$(0.16)	$(0.90)	$–	$(1.06)	$36.67	12.79%	$288,208	0.94%	0.94%	0.24%	17%
$(0.13)	$(1.63)	$–	$(1.76)	$33.47	25.49%	$310,954	0.93%	0.93%	0.38%	15%

$(0.20)	$(1.79)	$–	$(1.99)	$26.64	21.10%	$11,387	1.76%	1.75%	0.11%	9%
$–	$(2.67)	$–	$(2.67)	$23.72	(14.76)%	$12,419	1.76%	1.75%	(0.03)%	12%
$–	$(3.81)	$–	$(3.81)	$30.92	23.92%	$19,048	1.75%	1.75%	(0.55)%	24%
$–	$(0.90)	$–	$(0.90)	$28.06	11.88%	$18,861	1.76%	1.76%	(0.58)%	17%
$–	$(1.63)	$–	$(1.63)	$25.90	24.49%	$26,309	1.74%	1.74%	(0.43)%	15%

$(0.70)	$(1.79)	$–	$(2.49)	$41.02	22.41%	$225,783	0.68%	0.68%	1.18%	9%
$(0.25)	$(2.67)	$–	$(2.92)	$35.65	(13.85)%	$193,559	0.69%	0.69%	1.03%	12%
$(0.17)	$(3.81)	$–	$(3.98)	$44.73	25.23%	$245,602	0.70%	0.70%	0.50%	24%
$(0.25)	$(0.90)	$–	$(1.15)	$38.93	13.06%	$197,698	0.69%	0.69%	0.49%	17%
$(0.21)	$(1.63)	$–	$(1.84)	$35.47	25.76%	$184,781	0.70%	0.70%	0.61%	15%

$(0.12)	$–	$–	$(0.12)	$5.05	3.88%	$15,878	1.41%	1.00%	2.26%	13%
$(0.04)	$–	$–	$(0.04)	$4.98	(5.29)%	$17,818	1.26%	1.00%	0.43%	3%
$(0.03)	$–	$–	$(0.03)	$5.30	(1.48)%	$21,719	1.17%	1.00%	0.08%	26%
$(0.05)	$–	$–	$(0.05)	$5.41	1.69%	$27,045	1.10%	1.04%	0.67%	–%[f]
$(0.09)	$–	$–	$(0.09)	$5.37	3.23%	$24,216	1.09%	1.05%	1.59%	13%

$(0.05)	$–	$–	$(0.05)	$5.06	3.12%	$439	2.81%	1.75%	1.51%	13%
$–	$–	$–	$–	$4.96	(5.88)%	$542	2.84%	1.75%	(0.32)%	3%
$–	$–	$–	$–	$5.27	(2.23)%	$594	2.35%	1.75%	(0.67)%	26%
$(0.01)	$–	$–	$(0.01)	$5.39	0.81%	$1,804	2.25%	1.78%	(0.07)%	–%[f]
$(0.05)	$–	$–	$(0.05)	$5.36	2.47%	$811	2.31%	1.80%	0.84%	13%

$(0.13)	$–	$–	$(0.13)	$5.09	4.12%	$1,323	1.21%	0.75%	2.51%	13%
$(0.05)	$–	$–	$(0.05)	$5.02	(5.01)%	$3,100	0.95%	0.75%	0.68%	3%
$(0.04)	$–	$–	$(0.04)	$5.34	(1.22)%	$2,096	0.97%	0.75%	0.33%	26%
$(0.06)	$–	$–	$(0.06)	$5.45	1.94%	$1,965	0.95%	0.79%	0.92%	–%[f]
$(0.10)	$–	$–	$(0.10)	$5.41	3.29%	$2,175	0.93%	0.80%	1.84%	13%

$(0.043)	$–	$–	$(0.043)	$1.000	4.41%	$97,869	0.69%[g]	0.69%[g]	4.32%	N/A
$(0.011)	$–	$–	$(0.011)	$1.000	1.12%	$123,436	0.60%[g]	0.45%[g]	1.04%	N/A
$–[h]	$–	$–	$–[h]	$1.000	0.04%	$146,416	0.52%	0.03%	0.04%	N/A
$(0.002)	$–	$–	$(0.002)	$1.000	0.23%	$145,903	0.54%	0.35%	0.23%	N/A
$(0.017)	$–	$–	$(0.017)	$1.000	1.74%	$148,805	0.53%	0.53%	1.74%	N/A

$(1.01)	$(2.56)	$–	$(3.57)	$51.30	15.52%	$393,011	0.95%	0.95%	1.90%	2%
$(0.81)	$(0.82)	$–	$(1.63)	$47.71	(8.91)%	$378,784	0.95%	0.95%	1.57%	10%
$(0.64)	$(2.94)	$–	$(3.58)	$54.17	31.46%	$450,121	0.94%	0.94%	1.00%	9%
$(0.58)	$(1.88)	$–	$(2.46)	$43.93	(5.88)%	$352,567	0.96%	0.96%	1.37%	9%
$(0.68)	$(3.25)	$–	$(3.93)	$49.35	26.31%	$463,892	0.94%	0.94%	1.37%	6%

DAVIS SERIES, INC.
The following financial information represents selected data for each share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)[a]	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis Financial Fund Class C:
Year ended December 31, 2023	$37.44	$0.43	$4.83	$5.26
Year ended December 31, 2022	$42.70	$0.31	$(4.42)	$(4.11)
Year ended December 31, 2021	$35.12	$0.10	$10.59	$10.69
Year ended December 31, 2020	$39.91	$0.19	$(2.88)	$(2.69)
Year ended December 31, 2019	$34.67	$0.23	$8.51	$8.74
Davis Financial Fund Class Y:
Year ended December 31, 2023	$49.56	$1.07	$6.50	$7.57
Year ended December 31, 2022	$56.24	$0.94	$(5.84)	$(4.90)
Year ended December 31, 2021	$45.52	$0.70	$13.75	$14.45
Year ended December 31, 2020	$51.04	$0.65	$(3.60)	$(2.95)
Year ended December 31, 2019	$43.56	$0.78	$10.76	$11.54
Davis Appreciation & Income Fund Class A:
Year ended December 31, 2023	$45.65	$0.77	$9.65	$10.42
Year ended December 31, 2022	$55.56	$0.43	$(9.14)	$(8.71)
Year ended December 31, 2021	$44.32	$0.22	$11.18	$11.40
Year ended December 31, 2020	$42.70	$0.32	$1.64	$1.96
Year ended December 31, 2019	$36.23	$0.56	$6.78	$7.34
Davis Appreciation & Income Fund Class C:
Year ended December 31, 2023	$45.51	$0.39	$9.61	$10.00
Year ended December 31, 2022	$55.46	$0.06	$(9.10)	$(9.04)
Year ended December 31, 2021	$44.45	$(0.17)	$11.18	$11.01
Year ended December 31, 2020	$42.82	$0.03	$1.64	$1.67
Year ended December 31, 2019	$36.34	$0.25	$6.78	$7.03
Davis Appreciation & Income Fund Class Y:
Year ended December 31, 2023	$45.85	$0.93	$9.69	$10.62
Year ended December 31, 2022	$55.80	$0.59	$(9.18)	$(8.59)
Year ended December 31, 2021	$44.51	$0.38	$11.23	$11.61
Year ended December 31, 2020	$42.89	$0.45	$1.64	$2.09
Year ended December 31, 2019	$36.39	$0.69	$6.81	$7.50
Davis Real Estate Fund Class A:
Year ended December 31, 2023	$38.64	$0.89	$3.08	$3.97
Year ended December 31, 2022	$55.53	$0.77	$(15.60)	$(14.83)
Year ended December 31, 2021	$39.23	$0.42	$16.46	$16.88
Year ended December 31, 2020	$43.59	$0.49	$(4.15)	$(3.66)
Year ended December 31, 2019	$35.75	$0.78	$8.27	$9.05
Davis Real Estate Fund Class C:
Year ended December 31, 2023	$38.64	$0.60	$3.08	$3.68
Year ended December 31, 2022	$55.51	$0.40	$(15.58)	$(15.18)
Year ended December 31, 2021	$39.23	$0.05	$16.43	$16.48
Year ended December 31, 2020	$43.57	$0.24	$(4.18)	$(3.94)
Year ended December 31, 2019	$35.75	$0.45	$8.24	$8.69

Financial Highlights - (Continued)

Dividends and Distributions							Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return[b]	Net Assets, End of Period (in thousands)	Gross Expense Ratio	Net Expense Ratio[c]	Net Investment Income (Loss) Ratio	Portfolio Turnover[d]

$(0.49)	$(2.56)	$–	$(3.05)	$39.65	14.61%	$44,784	1.74%	1.74%	1.11%	2%
$(0.33)	$(0.82)	$–	$(1.15)	$37.44	(9.61)%	$60,375	1.73%	1.73%	0.79%	10%
$(0.17)	$(2.94)	$–	$(3.11)	$42.70	30.44%	$79,368	1.71%	1.71%	0.23%	9%
$(0.22)	$(1.88)	$–	$(2.10)	$35.12	(6.61)%	$66,095	1.75%	1.75%	0.58%	9%
$(0.25)	$(3.25)	$–	$(3.50)	$39.91	25.27%	$114,489	1.72%	1.72%	0.59%	6%

$(1.16)	$(2.56)	$–	$(3.72)	$53.41	15.79%	$368,515	0.73%	0.73%	2.12%	2%
$(0.96)	$(0.82)	$–	$(1.78)	$49.56	(8.70)%	$404,375	0.72%	0.72%	1.80%	10%
$(0.79)	$(2.94)	$–	$(3.73)	$56.24	31.76%	$496,530	0.70%	0.70%	1.24%	9%
$(0.69)	$(1.88)	$–	$(2.57)	$45.52	(5.67)%	$347,683	0.74%	0.74%	1.59%	9%
$(0.81)	$(3.25)	$–	$(4.06)	$51.04	26.54%	$497,906	0.72%	0.72%	1.59%	6%

$(0.78)	$(0.81)	$–	$(1.59)	$54.48	22.98%	$119,934	1.00%	1.00%	1.55%	15%
$(0.50)	$(0.70)	$–	$(1.20)	$45.65	(15.64)%	$104,140	1.00%	1.00%	0.88%	9%
$(0.16)	$–	$–	$(0.16)	$55.56	25.73%	$128,558	0.98%	0.98%	0.41%	19%
$(0.34)	$–	$–	$(0.34)	$44.32	4.75%	$105,201	1.02%	1.02%	0.82%	5%
$(0.78)	$(0.09)	$–	$(0.87)	$42.70	20.33%	$116,911	1.01%	1.01%	1.41%	17%

$(0.40)	$(0.81)	$–	$(1.21)	$54.30	22.05%	$2,562	1.99%	1.75%	0.80%	15%
$(0.21)	$(0.70)	$–	$(0.91)	$45.51	(16.28)%	$2,179	1.97%	1.75%	0.13%	9%
$–	$–	$–	$–	$55.46	24.77%	$3,538	1.89%	1.75%	(0.36)%	19%
$(0.04)	$–	$–	$(0.04)	$44.45	3.93%	$4,620	1.87%	1.79%	0.05%	5%
$(0.46)	$(0.09)	$–	$(0.55)	$42.82	19.38%	$8,349	1.81%	1.80%	0.62%	17%

$(0.94)	$(0.81)	$–	$(1.75)	$54.72	23.35%	$97,842	0.68%	0.68%	1.87%	15%
$(0.66)	$(0.70)	$–	$(1.36)	$45.85	(15.37)%	$78,348	0.68%	0.68%	1.20%	9%
$(0.32)	$–	$–	$(0.32)	$55.80	26.13%	$96,889	0.66%	0.66%	0.73%	19%
$(0.47)	$–	$–	$(0.47)	$44.51	5.08%	$73,018	0.69%	0.69%	1.15%	5%
$(0.91)	$(0.09)	$–	$(1.00)	$42.89	20.72%	$72,470	0.69%	0.69%	1.73%	17%

$(0.94)	$–	$–	$(0.94)	$41.67	10.46%	$84,350	1.00%	1.00%	2.26%	14%
$(0.74)	$(1.32)	$–	$(2.06)	$38.64	(26.74)%	$99,332	0.95%	0.95%	1.65%	22%
$(0.58)	$–	$–	$(0.58)	$55.53	43.24%	$152,743	0.95%	0.95%	0.88%	25%
$(0.57)	$(0.13)	$–	$(0.70)	$39.23	(8.23)%	$118,502	0.97%	0.97%	1.34%	18%
$(0.52)	$(0.69)	$–	$(1.21)	$43.59	25.39%	$157,718	0.98%	0.98%	1.84%	18%

$(0.65)	$–	$–	$(0.65)	$41.67	9.60%	$1,711	2.00%	1.75%	1.51%	14%
$(0.37)	$(1.32)	$–	$(1.69)	$38.64	(27.32)%	$2,277	1.93%	1.75%	0.85%	22%
$(0.20)	$–	$–	$(0.20)	$55.51	42.10%	$4,000	1.87%	1.75%	0.08%	25%
$(0.27)	$(0.13)	$–	$(0.40)	$39.23	(8.99)%	$3,578	1.89%	1.79%	0.52%	18%
$(0.18)	$(0.69)	$–	$(0.87)	$43.57	24.33%	$6,422	1.82%	1.80%	1.02%	18%

DAVIS SERIES, INC.
The following financial information represents selected data for each share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)[a]	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis Real Estate Fund Class Y:
Year ended December 31, 2023	$39.20	$0.97	$3.16	$4.13
Year ended December 31, 2022	$56.31	$0.88	$(15.81)	$(14.93)
Year ended December 31, 2021	$39.78	$0.52	$16.71	$17.23
Year ended December 31, 2020	$44.21	$0.59	$(4.24)	$(3.65)
Year ended December 31, 2019	$36.27	$0.88	$8.39	$9.27

a	Per share calculations were based on average shares outstanding for the period (other than Davis Government Money Market Fund).
b
Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

c	The ratios in this column reflect the impact, if any, of certain reimbursements and/or waivers from the Adviser.
d
The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

Financial Highlights - (Continued)

Dividends and Distributions							Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return[b]	Net Assets, End of Period (in thousands)	Gross Expense Ratio	Net Expense Ratio[c]	Net Investment Income (Loss) Ratio	Portfolio Turnover[d]

$(1.05)	$–	$–	$(1.05)	$42.28	10.75%	$73,988	0.75%	0.75%	2.51%	14%
$(0.86)	$(1.32)	$–	$(2.18)	$39.20	(26.56)%	$79,048	0.72%	0.72%	1.88%	22%
$(0.70)	$–	$–	$(0.70)	$56.31	43.56%	$103,411	0.72%	0.72%	1.11%	25%
$(0.65)	$(0.13)	$–	$(0.78)	$39.78	(8.11)%	$69,166	0.79%	0.79%	1.52%	18%
$(0.64)	$(0.69)	$–	$(1.33)	$44.21	25.69%	$103,800	0.77%	0.77%	2.05%	18%

e	Less than $0.005 per share.
f	Less than 0.50%.
g
Includes the recapture of expenses reimbursed from prior fiscal years. Excluding the recapture of prior reimbursed expenses, the gross and net expense ratios for the year ended December 31, 2023 would have both been 0.59% and for the year ended December 31, 2022 would have been 0.55% and 0.40%, respectively.

h	Less than $0.0005 per share.
See Notes to Financial Statements

DAVIS SERIES, INC.
Report of Independent Registered Public Accounting Firm
The Shareholders and Board of Directors
Davis Series, Inc.:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund (each a series of Davis Series, Inc.) (the Funds), including the schedules of investments, as of December 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
KPMG LLP
We have served as the auditor of one or more Davis Funds investment companies since 1998.
Minneapolis, Minnesota
February 22, 2024

DAVIS SERIES, INC.
Federal Income Tax Information (Unaudited)
In early 2024, shareholders received information regarding all dividends and distributions paid to them by the Funds during the calendar year 2023. Regulations of the U.S. Treasury Department require the Funds to report this information to the Internal Revenue Service.
The information and distributions reported herein may differ from the information reported as distributions taxable to certain shareholders for the calendar year 2023 with their 2023 Form 1099-DIV.
The information is presented to assist shareholders in reporting distributions received from the Funds to the Internal Revenue Service. Because of the complexity of the federal regulations that may affect your individual tax return and the many variations in state and local regulations, we recommend that you consult your tax adviser for specific guidance.
Each Fund designates the following amounts distributed during the calendar year ended December 31, 2023, if any, as dividends eligible for the corporate dividends-received deduction, qualified dividend income, qualified business income deduction, and long-term capital gain distributions.
	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund

Income dividends	$7,849,869	$446,266	$4,722,477	$15,532,183	$3,606,804	$3,937,347
Income qualifying for corporate dividends-received deduction	$7,849,869 100%	$–	$–	$13,446,616 87%	$2,142,256 59%	$–
Qualified dividend income	$7,849,869 100%	$–	$–	$15,532,183 100%	$2,826,028 78%	$55,159 1%
Section 199A - Qualified business income deduction	$–	$–	$–	$–	$–	$3,882,188 99%
Long-term capital gain distributions**	$23,200,933	$–	$–	$38,368,735	$2,934,354	$–

**
Davis Opportunity Fund and Davis Financial Fund designated long-term capital gain distributions in the amount of $24,896,846 and $42,840,406, respectively. The Funds utilized equalization accounting for tax purposes, whereby a portion of redemption payments were treated as distributions of long-term capital gain.

DAVIS SERIES, INC.
Privacy Notice and Householding
Privacy Notice
While you generally will be dealing with a broker-dealer or other financial adviser, we may collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about our Funds, to open an account for you, or to process a transaction. In order to service your account and execute your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We may also provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We may also gather information through the use of “cookies” when you visit our website. These files help us to recognize repeat visitors and allow easy access to and use of the website. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations, or individuals except in furtherance of our business relationship with you or as otherwise allowed by law.
We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.
Householding
The Funds may, on occasion, mail notices, reports, prospectuses, or proxy material to shareholders. To avoid sending duplicate copies of materials to households, the Funds will mail only one copy of these items to shareholders having the same last name and address on the Funds' records. The consolidation of these mailings, called householding, benefits the Funds through reduced mailing expense. If you have a direct account with the Funds and you do not want the mailing of these documents to be combined with those to other members of your household, please contact the Davis Funds by phone at 1-800-279-0279. Your instructions will become effective within 30 days of your notice to the Funds.

DAVIS SERIES, INC.
Tailored Shareholder Report
Beginning in July 2024, as required by regulations adopted by the SEC, the Funds will be producing a Tailored Shareholder Report, which, together with Form N-CSR, will replace the current Annual and Semi-Annual reports that investors receive today. The Tailored Shareholder Report is intended to make the content more concise and easier for investors to understand. These new reports will include class-specific information, such as simplified expense presentation, fund performance details including returns, graphical representation of holdings, and material changes from the prior year to help investors monitor their fund by share class.
There is no action needed on your part:
•
If you currently elect to receive shareholder reports electronically, you will receive the new Tailored Shareholder Report in this way.
•
If you currently receive printed reports or postcard notices via mail, the new Tailored Shareholder Report will be mailed to you.
Detailed information (such as complete financial statements) will not be included in the Tailored Shareholder Report but will be available online, and if requested, delivered via email or in paper free of charge. This detailed information will be filed on a semi-annual basis on Form N-CSR. Please contact your financial intermediary to inform them if you wish to receive paper or email copies of the more detailed information and whether this will apply to all funds held with your financial intermediary.

DAVIS SERIES, INC.
Directors and Officers
For the purpose of their service as Directors to the Davis Funds, the business address for each of the Directors is: 2949 E. Elvira Road, Suite 101, Tucson, AZ 85756. Subject to exceptions and exemptions which may be granted by the Independent Directors, Directors must retire from the Board of Directors and cease being a Director at the close of business on the last day of the calendar year in which the Director attains age seventy-eight (78).
Name, Date of Birth, Position(s) Held with Funds, Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen	Other Directorships
Independent Directors

John S. Gates Jr. (08/02/53) Director since 2007	Executive Chairman, TradeLane Properties LLC (industrial real estate company); Chairman and Chief Executive Officer of PortaeCo LLC (private investment company).	13	Director, Miami Corp. (diversified investment company).

Thomas S. Gayner (12/16/61) Director since 2004 Chairman since 2009	Chief Executive Officer and Director, Markel Group Inc. (diversified financial holding company).	13	Director, Graham Holdings Company (educational and media company); Director, Cable ONE Inc. (cable service provider); Director, The Coca-Cola Company (beverage company).

Samuel H. Iapalucci (07/19/52) Director since 2006	Retired; Executive Vice President and Chief Financial Officer, CH2M HILL Companies, Ltd. (engineering) until 2008.	13	None

Robert P. Morgenthau (03/22/57) Director since 2002	Principal, Cannell & Spears (investment management firm) since 2011; Chairman, NorthRoad Capital Management, LLC (investment management firm) 2002-2011.	13	None

Lara N. Vaughan (04/20/69) Director since 2021	Chief Executive Officer and Chief Financial Officer of Parchman, Vaughan & Company, L.L.C. (investment bank).	13	None

Marsha C. Williams (03/28/51) Director since 1999	Retired; Senior Vice President and Chief Financial Officer, Orbitz Worldwide, Inc. (travel-service provider) 2007-2010.	13	Chairperson, Modine Manufacturing Company (heat transfer technology); Director, Fifth Third Bancorp (diversified financial services); Director, Crown Holdings, Inc. (manufacturing company).

Interested Directors*

Andrew A. Davis (06/25/63) Director since 1997	President or Vice President of each Davis Fund, Selected Fund, and Clipper Fund; President, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.	16	Director, Selected Funds (consisting of two portfolios) since 1998; Trustee, Clipper Funds Trust (consisting of one portfolio) since 2014.

Christopher C. Davis (07/13/65) Director since 1997	President or Vice President of each Davis Fund, Selected Fund, Clipper Fund, and Davis ETF; Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser, including sole member of the Adviser’s general partner, Davis Investments, LLC.	16
Director, Selected Funds (consisting of two portfolios)
since 1998; Trustee, Clipper Funds Trust (consisting of
one portfolio) since 2014; Lead Independent Director,
Graham Holdings Company (educational and media
company); Director, The Coca-Cola Company
(beverage company); Director, Berkshire
Hathaway Inc. (financial services).

* Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly, or both) of the Adviser and are considered to be “interested persons” of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.
Officers
Lisa J. Cohen (born 04/25/89, Davis Funds officer since 2021). Vice President and Secretary of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), Clipper Funds Trust (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of four portfolios); Vice President, Chief Legal Officer, and Secretary, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.
Andrew A. Davis (born 06/25/63, Davis Funds officer since 1997). See description in the section on Interested Directors.
Christopher C. Davis (born 07/13/65, Davis Funds officer since 1997). See description in the section on Interested Directors.
Kenneth C. Eich (born 08/14/53, Davis Funds officer since 1997). Executive Vice President and Principal Executive Officer of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Funds Trust (consisting of one portfolio); Trustee/Chairman, Executive Vice President, and Principal Executive Officer of Davis Fundamental ETF Trust (consisting of four portfolios); Chief Operating Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.
Douglas A. Haines (born 03/04/71, Davis Funds officer since 2004). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), Clipper Funds Trust (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of four portfolios); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.
Michaela McLoughry (born 03/21/81, Davis Funds officer since 2023). Vice President and Chief Compliance Officer of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), Clipper Funds Trust (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of four portfolios); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

DAVIS SERIES, INC.
Investment Adviser
Davis Selected Advisers, L.P. (Doing business as “Davis Advisors”)
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
(800) 279-0279
Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
Transfer Agent
SS&C Global Investor & Distribution Solutions, Inc.
c/o The Davis Funds
P.O. Box 219197
Kansas City, Missouri 64121-9197
Overnight Address:
430 West 7th Street, Suite 219197
Kansas City, Missouri 64105-1407
Custodian
State Street Bank and Trust Co.
One Congress Street, Suite 1
Boston, Massachusetts 02114
Legal Counsel
Greenberg Traurig, LLP
1144 15th Street, Suite 3300
Denver, Colorado 80202
Independent Registered Public Accounting Firm
KPMG LLP
4200 Wells Fargo Center
90 South 7th Street
Minneapolis, MN 55402

For more information about Davis Series, Inc., including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report. The Funds' Statement of Additional Information contains additional information about the Funds' Directors and is available without charge, upon request, by calling 1-800-279-0279 and on the Funds' website at www.davisfunds.com. Quarterly Fact Sheets are available on the Funds' website at www.davisfunds.com.

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DSeries_AR_2023

ITEM 2.  CODE OF ETHICS

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the code of ethics is filed as an exhibit to this form N-CSR.

No substantive amendments were approved or waivers granted to this code of ethics during the period covered by this report.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board of Directors has determined that independent director Marsha Williams qualifies as the “audit committee financial expert”, as defined in Item 3 of form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)
Audit Fees. The aggregate Audit Fees billed by KPMP LLP (“KPMG”) for professional services rendered for the audits of the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year ends December 31, 2023 and December 31, 2022 were $182,628 and $171,614, respectively.

(b)
Audit-Related Fees. The aggregate Audit-Related Fees billed by KPMG for services rendered for assurance and related services that are not reasonably related to the performance of the audit or review of the fund financial statements, but not reported as Audit Fees for fiscal year ends December 31, 2023 and December 31, 2022 were $0 and $0, respectively.

(c)
Tax Fees. The aggregate Tax Fees billed by KPMG for professional services rendered for tax compliance, tax advice and tax planning for the fiscal year ends December 31, 2023 and December 31, 2022 were $56,906 and $54,734, respectively.

Fees included in the Tax Fee category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audit. These services include preparation of tax returns, tax advice related to mergers and a review of the fund income and capital gain distributions.

(d)
All Other Fees.  The aggregate Other Fees billed by KPMG for all other non-audit services rendered to the fund for the fiscal year ends December 31, 2023 and December 31, 2022 were $0 and $0, respectively.

(e)(1)
Audit Committee Pre-Approval Policies and Procedures.

The fund Audit Committee must pre-approve all audit and non-audit services provided by the independent accountant relating to the operations or financial reporting of the funds.  Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The fund Audit Committee has adopted a policy whereby audit and non-audit services performed by the fund independent accountant require pre-approval in advance at regularly scheduled Audit Committee meetings.  If such a service is required between regularly scheduled Audit Committee meetings, pre-approval may be authorized by the Audit Committee Chairperson with ratification at the next scheduled audit committee meeting.

(e)(2)	No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-1 of Regulation S-X.

(f)	Not applicable
(g)
The Funds’ independent accountant did not provide any services to the investment advisor or any affiliate for the fiscal years ended December 31, 2023 and December 31, 2022.  The fund has not paid any fees for non-audit not previously disclosed in items 4 (b) – (d).

(h)
The registrant’s audit committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.  No such services were rendered.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.  SCHEDULE OF INVESTMENTS

(a)	Not Applicable. The complete Schedule of Investments is included in Item 1 of this Form N-CSR

(b)	Not Applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not Applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no changes to the procedure by which shareholders may recommend nominees to the registrant’s Board of Directors.

ITEM 11.  CONTROLS AND PROCUDURES

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable.

ITEM 13.  EXHIBITS

(a)(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed as an exhibit to this form N-CSR.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DAVIS SERIES, INC.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: February 22, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: February 22, 2024

By	/s/ Douglas A. Haines
Douglas A. Haines
Principal Financial Officer and Principal Accounting Officer

Date: February 22, 2024